UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq.

745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2022

Date of reporting period: January 1, 2022 – June 30, 2022

Item 1. Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

Royce Closed-End Funds 2022 Semiannual

Review and Report to Stockholders

June 30, 2022

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages
•	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 53 and page 54. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 55 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2022 Semiannual Report to Stockholders

Table of Contents

Semiannual Review

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Letter to Our Stockholders

THE FIRST HALF OF 2022: A SEASON OF WORSTS FOR THE CAPITAL MARKETS

The first half of 2022—in particular its more tumultuous second quarter—offered few if any safe havens for investors, regardless of the investment focus. To be sure, the list of negative superlatives is long. As measured by the Russell Indexes, for example, it was the worst calendar first half since the shared 12/31/78 inception dates for the large-cap Russell 1000 Index (-20.9%), the Russell Midcap Index (-21.6%), the small-cap Russell 2000 Index (-23.4%), and the Russell Microcap Index (-25.1% and whose start goes back to 6/30/00). For the large-cap S&P 500 Index, its 20.0% decline marked its worst first half return since 1970 and its most volatile first six months since 2009. Using Center for Research in Securities Prices (CRSP) data that dates back to 1926 shows that the small-cap proxy, the CRSP 6-10 Index, had its fourth-worst first half in nearly 100 years. The three others occurred in 1932 (during the depth of the Great Depression), 1970, and 1973. For the CRSP 1-5—the large-cap cohort—it was the third-worst first half, with only 1932 and 1962 (during the “Kennedy Slide” that followed a decade of rising share prices) faring worse.

Outside the U.S., the results were equally grim. The MSCI ACWI Small Cap (-22.3%) and MSCI ACWI exUSA Small Cap (-22.9%) Indexes each suffered their worst first half since their 1994 inception while the MSCI Emerging Market Index (-17.9%) turned in its second worst. And the damage was not limited to equities. Bonds also posted negative returns in the first half, declining in both the first and second quarters. This is especially notable because stocks and bonds seldom decline in tandem. They have both had negative returns in just 20 quarters since 1976 (a period that encompasses 186 quarters) and have experienced negative returns for two consecutive quarters only five times—as was the case in 2022—since that same year. In addition, cryptocurrencies are estimated to have lost roughly $2 trillion in value during 2022’s first half, while it is estimated that the amount of wealth in the U.S. has shrunk by as much as $5 trillion so far in 2022. The first half of 2022 saw a significant resetting of asset values on a global scale in a series of deep and broad-based declines that offered, in the words of the Motown classic, “nowhere to run to, nowhere to hide.”

The reasons for this extensive simultaneous swoon have been well rehearsed: Inflation, rising interest rates, an aggressively tightening Fed (with central banks through much of the developed world following suit), lingering supply chain issues, ongoing Covid variants, a sluggish Chinese economy, and the war in Ukraine. Many of these developments are interrelated, with continued Covid outbreaks hampering both a resolution to supply chain delays and growth in China while the war and supply chain delays are exacerbating inflation. The headwinds can be seen in recent economic data, with behemoths such as Walmart, a bellwether for moderate- and low-income U.S. consumers, reporting lower-than-anticipated quarterly earnings and underwhelming near-term prospects while the J.P. Morgan Global Manufacturing PMI™ hit a

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LETTER TO OUR STOCKHOLDERS

22-month low at the end of June. The U.S. manufacturing PMI new orders component ended June at 49.2—and any number below 50 signals a contraction in activity. However, U.S. home and durable good sales rose in June, while as of this writing the U.S. labor market remains strong—and surprisingly resilient in the face of so much dire news. An added positive came from recent bank results, which included reassuring news about the health of consumer credit, as well as the banks’ own balance sheets. The shared health of banks and household balance sheets is important from our perspective as it bolsters the view that any U.S. slowdown seems likely to be both shallow and short-lived. Other dynamics create a different picture outside of the U.S., where a global slowdown looks more worrisome in Europe than in Asia, with the U.S. in between. Regardless of the near-term economic forecast, however, we have examined several small-cap data points that point to potentially better times ahead for investors with the fortitude to remain invested. Much of our case rests on an admittedly counterintuitive and somewhat ironic reason: Improved results for small-cap stocks are rooted in the fact that the environment has been so difficult.

SMALL-CAP IS A DIFFERENT WORLD

Throughout our five decades of investing, we have found that there are two critical features about the overall small-cap market that many investors miss or forget: First, small-cap operates in its own way—frequently diverging from large-cap. This is borne out not only by the differences—often significant—in long-term performance, but also in the varying market cycles, responses to various economic and monetary regimes and sector and industry concentrations. Second, small-cap is a highly heterogeneous asset class. Its roughly 3,000 publicly traded companies can be found in ample supply in every sector and industry and are involved in almost every imaginable kind of business. Equally important, the depth and breadth of the universe means that there are nearly always potential opportunities for disciplined and discerning investors with the requisite patience for long-term investing.

So, while we can appreciate that investors may feel more comfortable focusing on large-caps in these anxious times, we would counsel resisting that temptation, particularly in the current environment. For example, one of the primary differences between small- and large-cap stocks at the end of June was the radically different valuation picture for each asset class. Despite the dramatic decline in stock prices so far during 2022—which might lead some to believe that valuations throughout the U.S. equity market have been falling to attractively inexpensive levels—large-cap stocks on average remain expensive. And this is true not only in light of their own history, but also versus small-caps. In fact, there has been little change in the extreme valuation gap between the Russell 2000 and Russell 1000 since late 2020. On 6/30/22 the Russell 2000 was at a 20% discount—which marked its lowest relative valuation versus the large-cap index in more than two decades. This stands in stark contrast to the past 20 years, a period in which small-caps have averaged a 3% premium to their larger siblings.

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT1 (ex. Negative EBIT Companies)

From 6/30/02 to 6/30/22

1Earnings before interest and taxes.

The average standard deviation (+/-2) shows how extreme the relative valuation of the indexes is from the average relative valuation over the period shown. Average standard deviation +2 indicates the highest 2.5% of relative valuation observations (i.e., small-caps are relatively expensive), while the average standard deviation -2 indicates the lowest 2.5% of relative valuation observations (i.e., small-caps are relatively inexpensive).

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LETTER TO OUR STOCKHOLDERS

Median EV/EBIT1 (ex-Negative EBIT) Levels for Russell Indexes

As of 6/30/22

1Enterprise value divided by earnings before interest and taxes.

WHEN VALUATION IS A MATTER OF STYLE

Within small-cap, valuations continue to favor value, even as the Russell 2000 Value Index continued to outpace the Russell 2000 Growth Index in small-cap’s miserable first half—in this case by losing less, down 17.3% versus 29.5% for the year-to-date period ended 6/30/22. There were four additional observations from the chart above that we found equally relevant when comparing valuations for the various segments of the U.S. equity market:

1.	Small-Cap Value and Small-Cap Core were the cheapest segments of U.S. equities as of 6/30/22.
2.	These segments were the only ones that were below their 25-year average valuation.
3.	While all three value segments (Small-Cap, Mid-Cap, and Large-Cap) had nearly identical 25-year average valuations, their valuations at the end of June were vastly different.
4.	Large-Cap and Mid-Cap Growth valuations remained well above their 25-year average valuations at the end of 2022’s first half.

These valuation disparities are particularly pertinent now because it seems likely that U.S. equity valuations, at least for some asset classes or styles, may take years to surpass their earlier respective peaks. Our view is that an environment featuring somewhat higher interest rates and inflation, along with a less accommodative Federal Reserve and increased geopolitical rivalries, will combine for a greater risk environment. (It will also be nearly the reverse of the period from 2009-2021, which saw unprecedented levels of liquidity and near-zero interest rates.) We believe that we will therefore probably see somewhat lower equity valuations in their new climate than we have seen over much of the last 10 years. We think that one important consequence of this shifting and uncertain environment is that investors should consider allocating away from higher valuation assets, which may have stiff headwinds to appreciation, into lower valuation assets, which may receive help from at least a neutral environment or perhaps modest tailwinds. Small-caps, in general, and small-cap value specifically, look relatively attractive in this context.

SO BAD IT’S GOOD? REASONS FOR LONG-TERM SMALL-CAP OPTIMISM

Even with a more attractive valuation than large-caps—and a further valuation advantage for small-cap value—we can appreciate that investors may be reticent to put fresh capital to work in the asset class or its value style subset, having just endured the worst first half in the more than 40-year history of the Russell 2000 Index. We also understand their weariness and anxiety as they survey the litany of challenges we have reviewed above. No one, it would seem, needs a reason not to invest these days. Yet that negative perception—substantiated by record lows in both investor and consumer sentiment—is exactly why

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LETTER TO OUR STOCKHOLDERS

we are so emphatic that this looks like a genuinely attractive time to invest in small-caps. We think the case is even stronger, particularly if an investor uses large-cap stocks—with their relatively much higher valuations—as a source of funds.

A little-known dynamic exists between large- and small-cap stock performance as investors’ fears wax and wane. We have found it useful to watch the CBOE S&P 500 Volatility Index (VIX) as a barometer for risk tolerance. (The VIX measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices.) Risk tolerance tends to ebb and flow with events. However, regardless of the specific event (e.g., Long-Term Capital Management’s 1998 meltdown, 9/11, the Great Financial Crisis of 2008-09, the Greek Debt Crisis in 2011, 2020’s Covid shutdown), risk tolerance initially plummets before investors show their resilience and acclimatize to the new development, leading to a normalizing of risk tolerance.

This pattern forms the history of markets. Yet there is another revealing and consistent pattern within U.S. equities: In general, small-cap stocks have absorbed a greater proportion of heightened fear than large-caps as overall stock prices fall—which paradoxically creates an opportunity, as the chart below shows. Using above-average VIX levels as a proxy for markets in the grip of high anxiety shows that these periods have historically supplied two attractive elements for small-cap investors: strong absolute subsequent returns and, equally compelling, often excellent entry points for small-cap outperformance over large-caps. When the VIX has had an average monthly reading of 25 or more, as it did in June 2022, the subsequent three-year annualized returns for the Russell 2000 have averaged 14.1%, compared with 9.4% for the Russell 1000. Even more striking than the spread of outperformance has been the 83% frequency with which small-caps have beaten large-caps over the subsequent three years from similar starting points of higher-than-average volatility. We think of small-caps as being like a coiled spring in these periods of high investor anxiety, contracting more as fear builds and bouncing robustly back as fear recedes.

Subsequent Average Annualized Three-Year Return for the Russell 2000 Starting in Monthly Rolling VIX Return Ranges

From 12/31/89 to 6/30/22

Past performance is no guarantee of future results. Batting Average refers to the percentage of monthly three-year periods in which the Russell 2000 Index outperformed the Russell 1000 Index. The monthly average VIX from 12/31/89-6/30/22 was 19.6. Higher VIX readings occur when market volatility is higher.

THE VALUE OF STAYING INVESTED

We are certainly in what we would call a “sum of all fears” environment, with war, inflation, slower growth, and rising rates all understandably frightening investors. The anxious realities of our current conditions notwithstanding, we would challenge investors to think about whether our present moment is markedly worse than previous periods—including the Internet Bubble era, the months following the attacks on 9/11, and the Great Financial Crisis. In other words, we would argue against the current sentiment.

More importantly, we have found that the most opportune times to invest are when fear is high and trailing returns are low. Subsequent returns from these levels have been attractive for those investors with the discipline to stay invested. For instance, the annualized three-year return for the Russell 2000 at the end of June was 4.2% compared to its three-year monthly rolling average since inception of 10.9%. Subsequent annualized three-year returns for small-cap from comparable trailing low-return entry points have been positive 97% of the time since the Russell 2000’s inception, averaging 11.9%. Coming off a record negative first half and enduring what may well be a late stage of the bear market, the current period looks, to us, like a pretty good entry point for long-term small-cap returns going forward. We think all of this makes a very convincing argument for ongoing small-cap investment.

We think of small-caps as being like a coiled spring in these periods of high investor anxiety, contracting more as fear builds and bouncing robustly back as fear recedes.

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LETTER TO OUR STOCKHOLDERS

Subsequent Average Annualized 3-Year Performance for the Russell 2000 Following 3-Year Annualized Return Ranges of 0-5%

From 12/31/78-6/30/22

Past performance is no guarantee of future results.

We have one final observation—which is that small-cap recoveries have historically happened very quickly, so investors who miss even a few months would have forfeited a sizable share of their return. We looked at the one-year results coming off market bottoms—declines of at least 15% from the previous peak—and then tracked the average returns for investors who missed the first one, two, or three months of each one-year recovery. The results were striking. On average, if an investor were to miss only the first month of the recovery, their one-year return was on average about one third lower than if they had been investing throughout the trough (+63.8% vs. +41.8%). For an investor who missed the first three months of the recovery, their subsequent one-year return was less than half of what investors experienced by investing at the bottom (+63.8% vs. +31.2%).

Average Returns for the Russell 2000 During the First 12 Months of a Recovery Depending on Entry Point

From 12/31/78-6/30/22

Past performance is no guarantee of future results. Royce defines the starting date of a recovery as the market cycle trough of a decline of 15% or more from the index’s prior historical high.

Our final counsel then, is to follow the wisdom of the investment maxim, “Be fearful when others are greedy and greedy when others are fearful.”

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman, Royce Investment Partners	Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Co-Chief Investment Officer, Royce Investment Partners

July 29, 2022

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Performance

NAV Average Annual Total Returns

As of June 30, 2022 (%)

	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE
Royce Global Value Trust	-28.82	-24.38	2.94	4.25	N/A	N/A	N/A	N/A	N/A	4.59	10/17/13
Royce Micro-Cap Trust	-24.00	-25.23	9.15	7.78	10.59	6.42	8.87	9.52	N/A	10.30	12/14/93
Royce Value Trust	-24.39	-22.32	6.45	6.54	9.91	5.89	8.21	8.92	10.09	10.04	11/26/86
INDEX
MSCI ACWI Small Cap Index	-22.27	-21.82	4.40	4.68	8.33	5.17	8.87	7.19	N/A	N/A	N/A
Russell Microcap Index	-25.11	-30.73	5.05	4.55	9.04	5.16	7.45	N/A	N/A	N/A	N/A
Russell 2000 Index	-23.43	-25.20	4.21	5.17	9.35	6.33	8.17	7.41	9.09	N/A	N/A
[1]Not annualized

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global Value, Micro-Cap, and Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (RGT) fell 28.8% on an NAV (net asset value) basis and 32.0% on a market price basis for the year-to-date period ended 6/30/22 versus a decline of 22.3% for its unleveraged benchmark, the MSCI ACWI Small Cap Index, for the same period. It was the worst calendar first half for the MSCI ACWI Small Cap in the index’s history.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors detracted from performance in 2022’s first half, with the largest coming from Industrials, Information Technology, and Financials. Energy made a positive contribution (as did our cash holdings) while the smallest detractions came from Consumer Staples and Real Estate. Trading companies & distributors (Industrials), capital markets (Financials), and electronic equipment, instruments & components (Information Technology) detracted most at the industry level. Energy equipment & services (Energy) and entertainment (Communication Services) were the only two industries to make a positive contribution for the year-to-date period while the paper & forest products industry (Materials) was flat.

The portfolio’s top detractor at the position level was EVI Industries, a U.S. company that distributes commercial laundry and dry-cleaning equipment, industrial boilers, and related parts. While revenues have been relatively steady, the company’s earnings have declined for four consecutive quarters, leading investors away from its stock. Before detracting from 2022’s first-half results, Transcat was RGT’s top contributor for 2021. The company distributes test and measurement instruments and supplies accredited calibration services for use across a diverse range of industries. Its shares fell in February after analysts reduced estimates based on two developments: supply chain issues, which affected its hardware business, and Covid-related employee disruptions that contracted margins in its service segment. We think that both will prove to be temporary setbacks in what had been a secular growth story driven by market share gains in the laboratory instrument market—a highly regulated industry that drives repeatable, predictable revenue generation.

The Fund’s top contributor was LifeWorks, a Canadian company, which offers solutions for employee well-being. Its technology-enabled services include confidential counselling and therapy, employee engagement tools, health programs, and even outsourced design and administration of pension and benefit plans. The need for these services is vast, with nearly half of Americans, for example, expressing the need for mental health support and an increasing proportion at risk of anxiety disorders since the pandemic. We liked its provision of a low-cost but mission-critical solution to a diversified customer base. Its shares rose in mid-June when Telus, one of Canada’s three largest telecom firms, agreed to acquire the company at a significant premium. Headquartered in Calgary, Pason Systems provides instrumentation and data management systems for drilling rigs. Its shares rose 25% in the second half, outpacing the benchmark’s 20.7% gain in Energy. (Energy was the only sector in the MSCI ACWI Small Cap to make a positive contribution in the first half.) Pason’s revenues continued to rebound as drilling activity and rental rates rose for its electronic drilling rig system (EDR). Profitability on sales gains has also been high, as the company leverages its high fixed cost base of installed EDRs and extensive service technician network. Finally, Pason maintains a dominant market share in both the U.S. and Canada. We think the company should benefit from broader adoption of some of its newer, software-driven ancillary rig products aimed at improving drilling productivity.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/22 (%)[1]		Year-to-Date Through 6/30/22 (%)[2]
LifeWorks	0.29	EVI Industries	-0.88
Pason Systems	0.15	Transcat	-0.78
AIA Engineering	0.13	APi Group	-0.73
Assured Guaranty	0.09	Countryside Partnerships	-0.72
IMAX Corporation	0.04	Marlowe	-0.70
[1] Includes dividends		[2] Net of dividends

RGT’s disadvantage versus the MSCI ACWI Small Cap in 2022’s first half was primarily driven by stock selection—sector allocation was only marginally negative. At the sector level, stock picks hurt relative results most in Industrials and Information Technology, while our low weighting in Energy also detracted. Conversely, stock selection was a strength in Materials while our much lower exposure to Consumer Discretionary was also additive, as were the Fund’s cash holdings.

CURRENT POSITIONING AND OUTLOOK

Equity markets across the globe are currently in what we would call a “sum of all fears” environment. War, inflation, slower growth, and rising rates are all understandably frightening investors. Both consumer and investor sentiment are near historic lows in the U.S.—and are at similarly depressed levels throughout much of the developed world. Perhaps counterintuitively, then, we have found that the most opportune times to invest are when fear is high and trailing returns are low. The annualized three-year return for the MSCI ACWI Small Cap at the end of June was 4.4%, well below its three-year monthly rolling average since inception of 8.3%. Equally important, subsequent three-year annualized returns from these levels have been attractive: They averaged 9.7% of the subsequent annualized three-year periods and were positive 97% of the time. Coming off a record negative first half during what appears to be a late stage of the bear market, we believe the current period looks like a solid entry point for prospective long-term returns for global small-cap stocks.

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PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/22

	JAN-JUN 2022[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	-28.82	-24.38	2.94	4.25	4.59

[1]	Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	-27.4%	25.8%	N/A	N/A	N/A	41.5%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 6/30/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 60 for additional information.

Value of $10,000

Invested on 10/17/13 as of 6/30/22 ($)

Top 10 Positions

% of Net Assets

SEI Investments	2.3
IPH	2.2
Morningstar	2.1
KBR	2.1
ProAssurance Corporation	2.1
Arcosa	2.0
Vontier Corporation	2.0
Ziff Davis	2.0
Sprott	1.8
Countryside Partnerships	1.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	36.5
Financials	22.6
Information Technology	15.4
Health Care	7.8
Materials	7.3
Communication Services	4.8
Consumer Discretionary	4.1
Real Estate	2.1
Energy	2.0
Consumer Staples	1.2
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.8

Calendar Year Total Returns (%)

YEAR	RGT
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown1,2

% of Net Assets

United States	44.9
Canada	12.2
United Kingdom	12.0
Sweden	4.7
India	4.0
Australia	3.9
South Africa	3.6
Israel	3.1
[1]	Represents countries that are 3% or more of net assets.

[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$64 million
Number of Holdings	116
Turnover Rate	19%
Net Asset Value	$10.15
Market Price	$8.92
Net Leverage[1]	3.8%
Average Market Capitalization[2]	$1,605 million
Weighted Average P/E Ratio[3,4]	16.7x
Weighted Average P/B Ratio[3]	2.3x
Active Share[5]	98%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 6/30/22).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022.

2022 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments

Common Stocks – 103.8%

	SHARES	VALUE

AUSTRALIA – 3.9%
Cochlear	4,000	$548,611
IPH	253,881	1,429,970
Steadfast Group	53,300	184,688
Technology One	40,400	298,660
Total (Cost $1,471,791)		2,461,929

BERMUDA – 1.5%
Bank of N.T. Butterfield & Son	21,000	654,990
James River Group Holdings	11,300	280,014
Total (Cost $1,057,384)		935,004

BRAZIL – 1.2%
Odontoprev	171,600	306,578
TOTVS	97,885	435,048
Total (Cost $750,794)		741,626

CANADA – 12.2%
Alamos Gold Cl. A	66,100	463,706
Altus Group	16,400	568,114
AutoCanada [1]	26,300	501,809
Centerra Gold	39,000	264,504
Computer Modelling Group	91,500	345,471
Descartes Systems Group (The) [1,2]	9,360	580,882
FirstService Corporation	1,400	169,680
IMAX Corporation [1]	21,100	356,379
LifeWorks	36,500	875,637
Major Drilling Group International [1]	136,100	954,772
Onex Corporation	8,300	413,323
Pan American Silver [2]	12,700	249,809
Pason Systems	79,200	897,707
Sprott	32,642	1,134,051
Total (Cost $5,467,018)		7,775,844

DENMARK – 0.2%
Chr. Hansen Holding	1,800	131,014
Total (Cost $155,783)		131,014

FRANCE – 0.6%
Esker	1,800	240,127
Interparfums	3,412	161,439
Total (Cost $210,145)		401,566

GERMANY – 1.3%
Carl Zeiss Meditec	3,400	405,829
CompuGroup Medical	3,300	140,543
STRATEC	3,300	301,558
Total (Cost $626,695)		847,930

GREECE – 0.7%
Sarantis	64,500	446,112
Total (Cost $554,222)		446,112

ICELAND – 0.4%
Ossur [1]	51,000	215,567
Total (Cost $321,244)		215,567

INDIA – 4.0%
AIA Engineering	31,600	885,228
Dish TV India [1]	2,577,000	419,316
†Tarsons Products [1]	49,000	442,705

WNS HoldingsADR [1,2,3]	10,500	783,720
Total (Cost $2,401,706)		2,530,969

ISRAEL – 3.1%
Nova [1,2]	5,700	504,621
†Phoenix Holdings	48,500	478,481
Tel Aviv Stock Exchange	222,300	1,010,643
Total (Cost $1,541,186)		1,993,745

ITALY – 1.2%
Carel Industries	35,800	711,315
Gruppo MutuiOnline	2,900	73,302
Total (Cost $489,921)		784,617

JAPAN – 2.8%
As One	5,600	220,814
Benefit One	13,700	184,174
Fukui Computer Holdings	10,800	271,831
NSD	12,200	212,655
Sansan [1]	13,200	89,505
TechnoPro Holdings	7,200	144,180
TKC Corporation	25,500	618,330
Total (Cost $1,647,261)		1,741,489

MEXICO – 0.2%
Becle	63,000	135,934
Total (Cost $100,233)		135,934

NETHERLANDS – 1.2%
IMCD	5,500	754,760
Total (Cost $387,492)		754,760

NEW ZEALAND – 0.3%
Fisher & Paykel Healthcare	17,000	212,135
Total (Cost $101,973)		212,135

NORWAY – 1.5%
Protector Forsikring	70,000	727,738
Tomra Systems	12,000	222,561
Total (Cost $778,544)		950,299

SINGAPORE – 0.9%
Midas Holdings [1,4]	400,000	0
XP Power	16,603	576,009
Total (Cost $469,368)		576,009

SOUTH AFRICA – 3.6%
PSG Group [1]	142,400	735,338
Stadio Holdings	3,541,372	792,353
Transaction Capital	344,100	776,452
Total (Cost $1,727,366)		2,304,143

SWEDEN – 4.7%
Biotage	37,900	670,583
Bravida Holding	68,900	600,112
Dometic Group	15,500	90,911
Karnov Group [1]	145,381	868,328
OEM International Cl. B	118,850	759,822
Total (Cost $2,419,987)		2,989,756

SWITZERLAND – 1.4%
Kardex Holding	2,400	398,722

10 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

SWITZERLAND (continued)
LEM Holding	150	$286,597
VZ Holding	2,900	210,213
Total (Cost $482,877)		895,532

UNITED KINGDOM – 12.0%
CentralNic Group [1]	137,427	194,893
Countryside Partnerships [1]	358,600	1,082,579
Diploma	8,200	222,396
DiscoverIE Group	60,800	458,874
FDM Group Holdings	46,800	483,672
Genuit Group	68,300	318,017
Halma	18,700	457,319
Keystone Law Group	95,940	668,026
Learning Technologies Group	342,800	468,200
Marlowe [1]	112,600	1,014,303
Mortgage Advice Bureau Holdings	36,100	395,501
Restore	163,396	865,224
RWS Holdings	45,100	188,967
SThree	146,600	636,196
YouGov	18,600	194,719
Total (Cost $7,460,883)		7,648,886

UNITED STATES – 44.9%
Air Lease Cl. A [2]	24,861	831,103
APi Group [1,2]	63,900	956,583
Arcosa	27,500	1,276,825
Artisan Partners Asset Management Cl. A	30,000	1,067,100
†Blue Owl Capital Cl. A	69,100	693,073
BOK Financial [2,3]	6,350	479,933
Diodes [1,2]	7,000	451,990
Element Solutions	51,100	909,580
Enovis Corporation [1]	8,666	476,630
†ESAB Corporation	18,666	816,638
†EVI Industries [1,2]	80,373	802,926
FARO Technologies [1,2]	6,150	189,605
FormFactor [1,2]	10,000	387,300
Forrester Research [1,2,3]	15,000	717,600
GCM Grosvenor Cl. A	109,626	750,938
Griffon Corporation [2]	25,000	700,750
†Hagerty Cl. A [1]	39,300	451,557
†Hayward Holdings [1]	58,500	841,815
Innospec [2,3]	6,228	596,580
†John Bean Technologies	2,500	276,050
Kadant [2]	2,960	539,756
KBR [2]	28,170	1,363,146
Kennedy-Wilson Holdings	30,000	568,200
Lindblad Expeditions Holdings [1]	19,300	156,330
Lindsay Corporation [2,3]	3,910	519,326
MarketWise Cl. A [1]	123,100	443,160
Mesa Laboratories	5,112	1,042,541
Morningstar [2]	5,640	1,363,921
†nLIGHT [1]	73,100	747,082
PAR Technology [1,2]	22,241	833,815
ProAssurance Corporation	55,900	1,320,917
Quaker Chemical [2]	2,710	405,199
†Royal Gold	6,300	672,714
SEI Investments [2]	26,750	1,445,035
Transcat [1],[2]	16,377	930,378
Vontier Corporation [2]	55,300	1,271,347
Ziff Davis [1]	16,700	1,244,651
Total (Cost $28,047,094)		28,542,094

TOTAL COMMON STOCKS
(Cost $58,670,967)		66,016,960

REPURCHASE AGREEMENT– 2.4%
Fixed Income Clearing Corporation, 0.24% dated 6/30/22, due 7/1/22, maturity value $1,524,418 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 4/15/27, valued at $1,554,942)
(Cost $1,524,408)		1,524,408

TOTAL INVESTMENTS – 106.2%
(Cost $60,195,375)		67,541,368

LIABILITIES LESS CASH AND OTHER ASSETS – (6.2)%		(3,941,262)

NET ASSETS – 100.0%		$63,600,106

ADR – American Depository Receipt

†	New additions in 2022.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2022. Total market value of pledged securities as of June 30, 2022, was $8,500,074.

[3]	As of June 30, 2022, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement in the aggregate amount of $2,023,898. See Notes to Financial Statements.

[4]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2022, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $60,262,410. As of June 30, 2022, net unrealized appreciation for all securities was $7,278,958 consisting of aggregate gross unrealized appreciation of $14,198,553 and aggregate gross unrealized depreciation of $6,919,595. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 11

Royce Global Value Trust	June 30, 2022 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$66,016,960
Repurchase agreements (at cost and value)	1,524,408
Foreign currency (cost $4,176)	4,177
Receivable for dividends and interest	196,043
Prepaid expenses and other assets	15,381
Total Assets	67,756,969
LIABILITIES:
Revolving credit agreement	4,000,000
Payable for investment advisory fee	54,360
Payable for directors’ fees	7,665
Payable for interest expense	7,900
Accrued expenses	86,938
Total Liabilities	4,156,863
Net Assets	$63,600,106
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,266,942 shares outstanding (150,000,000 shares authorized)	$55,393,204
Total distributable earnings (loss)	8,206,902
Net Assets (net asset value per share - $10.15)	$63,600,106
Investments at identified cost	$58,670,967

12 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2022 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$669,823
Foreign withholding tax	(58,937)
Interest	308
Rehypothecation income	40
Total income	611,234
EXPENSES:
Investment advisory fees	371,455
Interest expense	32,715
Custody and transfer agent fees	32,559
Stockholder reports	30,280
Administrative and office facilities	21,253
Professional fees	19,006
Directors’ fees	13,550
Other expenses	12,592
Total expenses	533,410
Net investment income (loss)	77,824
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	1,316,970
Foreign currency transactions	34
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(27,187,163)
Other assets and liabilities denominated in foreign currency	(1,602)
Net realized and unrealized gain (loss) on investments and foreign currency	(25,871,761)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(25,793,937)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 13

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/22 (UNAUDITED)	YEAR ENDED 12/31/21

INVESTMENT OPERATIONS:
Net investment income (loss)	$77,824	$(113,566)
Net realized gain (loss) on investments and foreign currency	1,317,004	7,590,759
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(27,188,765)	5,226,826
Net increase (decrease) in net assets from investment operations	(25,793,937)	12,704,019
DISTRIBUTIONS:
Total distributable earnings	–	(15,402,178)
Total distributions	–	(15,402,178)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	8,340,203
Total capital stock transactions	–	8,340,203
Net Increase (Decrease) In Net Assets	(25,793,937)	5,642,044
NET ASSETS:
Beginning of period	89,394,043	83,751,999
End of period	$63,600,106	$89,394,043

14 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2022 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(25,793,937)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(16,623,955)
Proceeds from sales and maturities of long-term investments	15,120,269
Net purchases, sales and maturities of short-term investments	1,425,350
Net (increase) decrease in dividends and interest receivable and other assets	7,400
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(4,363)
Net change in unrealized appreciation (depreciation) on investments	27,187,163
Net realized gain (loss) on investments	(1,316,970)
Net cash provided by operating activities	957
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–
Net cash used for financing activities	–
INCREASE (DECREASE) IN CASH:	957
Cash and foreign currency at beginning of period	3,220
Cash and foreign currency at end of period	$4,177

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2022, the Fund paid $28,796 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 15

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/22 (UNAUDITED)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net Asset Value, Beginning of Period	$14.26	$14.95	$13.60	$10.42	$12.48	$9.62
INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.01)	(0.05)	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(4.12)	2.19	2.63	3.18	(2.06)	2.96
Net increase (decrease) in net assets from investment operations	(4.11)	2.18	2.58	3.24	(2.02)	2.98
DISTRIBUTIONS:
Net investment income	–	(0.09)	–	(0.06)	(0.04)	(0.11)
Net realized gain on investments and foreign currency	–	(2.66)	(1.19)	–	–	–
Total distributions	–	(2.75)	(1.19)	(0.06)	(0.04)	(0.11)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.12)	(0.04)	(0.00)	(0.00)	(0.01)
Total capital stock transactions	–	(0.12)	(0.04)	(0.00)	(0.00)	(0.01)
Net Asset Value, End of Period	$10.15	$14.26	$14.95	$13.60	$10.42	$12.48
Market Value, End of Period	$8.92	$13.12	$13.36	$11.69	$8.88	$10.81
TOTAL RETURN:[1]
Net Asset Value	(28.82)%[2]	16.34%	19.67%	31.20%	(16.11)%	31.07%
Market Value	(32.01)%[2]	19.77%	24.42%	32.33%	(17.50)%	35.96%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[3]	1.00%	1.00%	1.00%	1.25%	1.25%
Other operating expenses	0.44%[3]	0.39%	0.34%	0.50%	0.49%	0.42%
Total expenses (net)	1.44%[3]	1.39%	1.34%	1.50%	1.74%	1.67%
Expenses excluding interest expense	1.35%[3]	1.33%	1.24%	1.29%	1.53%	1.52%
Expenses prior to balance credits	1.44%[3]	1.39%	1.34%	1.50%	1.74%	1.67%
Net investment income (loss)	0.21%[3]	(0.13)%	(0.15)%	0.46%	0.30%	0.21%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$63,600	$89,394	$83,752	$142,810	$109,254	$130,526
Portfolio Turnover Rate	19%	52%	54%	48%	57%	34%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1690%	2335%	1147%	1885%	1466%	1732%
Asset coverage per $1,000	$16,900	$23,349	$11,469	$18,851	$14,657	$17,316

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[2]	Not annualized

[3]	Annualized

16 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). At June 30, 2022, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 19% of the Fund.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities and/or foreign securities that were fair valued would be noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$66,016,960	$–	$0	$66,016,960
Repurchase Agreement	–	1,524,408	–	1,524,408

Level 3 Reconciliation:

	BALANCE AS OF 12/31/21	PURCHASES	SALES	REALIZED GAIN (LOSS)[1]	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/22
Common Stocks	$0	$ –	$ 0	$ 0	$ –	$0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2022 Semiannual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2022 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 666,151 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2021.

18 | 2022 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2022, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of June 30, 2022, the Fund has outstanding borrowings of $4,000,000. During the six-month period ended June 30, 2022, the Fund had an average daily loan balance of $4,000,000 at a weighted average borrowing cost of 1.63%. The maximum loan balance outstanding during the six-month period ended June 30, 2022, was $4,000,000. As of June 30, 2022, the aggregate value of rehypothecated securities was $2,023,898. During the six-month period ended June 30, 2022, the Fund earned $40 in fees from reypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the six months ended June 30, 2022, the Fund expensed Royce investment advisory fees totaling $371,455.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $15,498,618 and $15,120,303, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the six months ended June 30, 2022, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$1,714,389	$ –	$ –

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2022 Semiannual Report to Stockholders | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel,

Brendan Hartmann

FUND PERFORMANCE

Royce Micro-Cap Trust (RMT) was down 24.0% on both an NAV (net asset value) and market price basis for the year-to-date period ended 6/30/22, versus respective losses of 23.4% and 25.1% for its primary unleveraged benchmarks, the small-cap Russell 2000 Index and its secondary benchmark, the unleveraged Russell Microcap Indexes, for the same period. (By a wide margin, each index experienced its worst calendar first-half in their respective histories.) The portfolio outperformed the Russell 2000 on both an NAV and market price basis for the three-, five-, 10-, 20-, 25-year, and since inception (12/14/93) periods ended 6/30/22.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 11 sectors had a negative impact on year-to-date performance. Information Technology, Health Care, and Industrials detracted most at the sector level while the only positive impacts came from Energy and Consumer Staples—as well as the Fund’s cash holdings. Semiconductors & semiconductor equipment (Information Technology), health care equipment & supplies (Health Care), and electronic equipment, instruments & components (Information Technology) detracted most for the year-to-date period at the industry level, while oil, gas & consumable fuels (Energy), road & rail (Industrials), and food products (Consumer Staples) were the largest contributors.

The Fund’s top detractor at the position level was Mesa Laboratories, which develops and manufactures electronic measurement instruments for industrial and hemodialysis customers, including pipeline flow meters and calibration instruments. The company’s relatively strong operating performance was undone by underperformance for much of the Health Care sector and more specifically by supply chain, procurement, and other impediments to its operations, particularly the two-month Shanghai-area shutdown. We held a position at the end of June, seeing its challenges as transitory. Although Aspen Aerogels has enjoyed success winning new customers in the electric vehicle original equipment manufacturer (OEM) space for its unique automotive battery insulation materials, its stock fell when the company announced an equity and debt offering to fund a doubling of capacity. The offering was subsequently pulled while the company explored alternative financing options. A top contributor from 2021, Transcat distributes test and measurement instruments and provides accredited calibration services for use across a diverse range of industries. Its shares fell steeply in February after analysts reduced estimates due to supply chain issues that affected its hardware business and Covid-related employee disruptions that impacted service segment margins. We think that both issues will prove to be temporary setbacks in what had been a secular growth story driven by market share gains in the laboratory instrument market, a highly regulated industry which, we believe, should drive repeatable, predictable revenue generation.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/22 (%)[1]		Year-to-Date Through 6/30/22 (%)[2]

Universal Logistics Holdings	0.37	Mesa Laboratories	-1.04
Sabine Royalty Trust	0.23	Aspen Aerogels	-1.01
Value Line	0.22	Transcat	-0.88
StoneX Group	0.20	AutoCanada	-0.79
Dorian LPG	0.16	nLIGHT	-0.78
[1] Includes dividends		[2] Net of dividends

The Fund’s top contributor was Universal Logistics Holdings, which offers flatbed, heavy haul, oil field, van, temperature-controlled transportation, and logistics solutions for a North American customer base. In May, the company reported new all-time highs in operating revenues, operating income, and earnings per share for 1Q22. Driving its success were especially strong results in its Contract Logistics and Intermodal segments, which included new business wins in the former. Sabine Royalty Trust holds royalty and mineral interests in oil and gas properties located in the southern U.S. and saw rising energy prices help draw investors to its shares. Value Line, an independent investment research and financial publishing firm based in New York City, reported healthy fiscal third quarter results in March, thanks to improved revenues and profits in EAM Trust, the entity that manages and distributes the firm’s family of mutual funds, effective cost controls, and a gain from the forgiveness of a Paycheck Protection Program loan.

The portfolio’s advantage versus the Russell 2000 came from sector allocation as stock selection detracted in 2022’s first half. On a sector basis, RMT’s significantly lower weight in Utilities, stock picks in Health Care, and lower exposure to Financials had the biggest negative impact versus the small-cap index. Conversely, our higher weighting in Energy, stock selection in Information Technology, and the Fund’s cash holdings contributed to relative results.

CURRENT POSITIONING AND OUTLOOK

We are currently in what we would call a “sum of all fears” environment. War, inflation, slower growth, and rising rates are all understandably frightening investors. Both consumer and investor sentiment are near historic lows. Perhaps counterintuitively, then, we have found that the most opportune times to invest are when fear is high and trailing returns are low. For our part, we have been looking for new investment opportunities among small-cap companies that have fallen into the micro-cap universe, particularly hard hit small-cap growth companies. The annualized three-year return for the Russell 2000 at the end of June was 4.2% compared to its three-year monthly rolling average since inception of 10.9%. Subsequent returns from these levels have been attractive. Coming off a record negative first half during what appears to be a late stage of the bear market, the current period looks,to us, like a solid entry point for prospective long-term small- and micro-cap returns.

20 | 2022 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/22

	JAN-JUN 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	-24.00	-25.23	9.15	7.78	10.59	6.42	8.87	9.52	10.30

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	-26.0%	46.1%	176.8%	125.6%	405.8%	1310.2%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
²	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 6/30/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 60 for additional information.

Value of $10,000
Invested on 6/30/2000 (Russell Microcap Inception) as of 6/30/22 ($)

Top 10 Positions

% of Net Assets

Mesa Laboratories	2.3
PAR Technology	2.3
Transcat	1.9
Major Drilling Group International	1.8
Sprott	1.5
Onto Innovation	1.4
Seneca Foods	1.4
Pason Systems	1.3
AutoCanada	1.3
Universal Logistics Holdings	1.3

Portfolio Sector Breakdown

% of Net Assets

Information Technology	21.2
Industrials	19.7
Financials	12.7
Health Care	12.3
Energy	8.9
Consumer Discretionary	8.1
Materials	6.5
Consumer Staples	3.1
Real Estate	2.8
Communication Services	2.5
Utilities	0.3
Preferred Stock	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	1.9

Calendar Year Total Returns (%)

YEAR	RMT
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5
2007	0.6

Portfolio Diagnostics

Fund Net Assets	$437 million
Number of Holdings	285
Turnover Rate	9%
Net Asset Value	$9.45
Market Price	$8.36
Average Market Capitalization [1]	$602 million
Weighted Average P/B Ratio [2]	1.8x
Active Share [3]	95%
U S Investments (% of Net Assets)	77.0%
Non-U S Investments (% of Net Assets)	21.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022.

2022 Semiannual Report to Stockholders | 21

Royce Micro-Cap Trust

Schedule of Investments

Common Stocks – 98.1%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.5%
ENTERTAINMENT - 1.5%
Chicken Soup for the Soul Entertainment Cl. A [1]	220,930	$1,637,091
Cinedigm Cl. A [1]	200,000	98,400
Gaia Cl. A [1]	100,000	425,000
IMAX Corporation [1]	222,600	3,759,714
Motorsport Games Cl. A [1]	12,003	7,904
†SciPlay Corporation Cl. A [1]	33,200	463,804
		6,391,913
INTERACTIVE MEDIA & SERVICES - 0.6%
Eventbrite Cl. A [1]	57,900	594,633
QuinStreet [1]	200,900	2,021,054
		2,615,687
MEDIA - 0.4%
comScore [1]	297,195	612,222
Magnite [1]	147,400	1,308,912
		1,921,134
Total (Cost $14,432,826)		10,928,734

CONSUMER DISCRETIONARY – 8.1%
AUTO COMPONENTS - 1.6%
Motorcar Parts of America [1]	54,800	718,976
Patrick Industries [2]	17,250	894,240
Sebang Global Battery	50,500	2,049,715
Standard Motor Products [2]	47,460	2,135,225
Stoneridge [1,2]	57,600	987,840
XPEL [1]	4,700	215,871
		7,001,867
DISTRIBUTORS - 0.2%
Uni-Select [1]	40,000	888,751
DIVERSIFIED CONSUMER SERVICES - 1.1%
Aspen Group [1]	141,520	138,689
Park Lawn	50,000	1,322,250
Universal Technical Institute [1]	445,000	3,172,850
		4,633,789
HOTELS, RESTAURANTS & LEISURE - 1.5%
Century Casinos [1]	316,500	2,278,800
Dine Brands Global	10,000	650,800
†First Watch Restaurant Group [1]	39,000	562,380
GAN [1]	44,700	132,312
Inspired Entertainment [1]	50,000	430,500
Lindblad Expeditions Holdings [1]	320,968	2,599,841
		6,654,633
HOUSEHOLD DURABLES - 1.1%
Cavco Industries [1,2]	8,600	1,685,514
Legacy Housing [1]	144,900	1,890,945
Lifetime Brands [2]	119,294	1,317,006
		4,893,465
INTERNET & DIRECT MARKETING RETAIL - 0.2%
CarParts.com [1]	50,000	347,000
†Xometry Cl. A [1]	9,900	335,907
		682,907
LEISURE PRODUCTS - 0.6%
Clarus Corporation	126,503	2,402,292
MasterCraft Boat Holdings [1]	14,800	311,540
		2,713,832
SPECIALTY RETAIL - 1.7%
AutoCanada [1]	297,000	5,666,812
Barnes & Noble Education [1]	80,000	234,400
Destination XL Group [1]	75,000	254,250

Lazydays Holdings [1]	30,000	353,400
Shoe Carnival [2]	36,432	787,295
		7,296,157
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
YGM Trading	2,564,600	500,056
Total (Cost $34,698,601)		35,265,457

CONSUMER STAPLES – 3.1%
BEVERAGES - 0.5%
MGP Ingredients	20,000	2,001,800
Primo Water	26,791	358,464
		2,360,264
FOOD PRODUCTS - 2.3%
CubicFarm Systems [1]	400,000	167,806
J G Boswell Company [3]	2,490	2,320,680
John B. Sanfilippo & Son [2,4]	7,900	572,671
Landec Corporation [1,2,4]	75,610	753,832
Seneca Foods Cl. A [1]	65,687	3,648,256
Seneca Foods Cl. B [1]	40,400	2,290,680
SunOpta [1]	50,000	389,000
		10,142,925
PERSONAL PRODUCTS - 0.3%
e.l.f. Beauty [1,2]	39,800	1,221,064
Total (Cost $6,507,949)		13,724,253

ENERGY – 8.9%
ENERGY EQUIPMENT & SERVICES - 4.1%
Bristow Group [1],[2]	177,900	4,162,860
Computer Modelling Group	594,875	2,246,032
North American Construction Group	50,000	552,000
Pason Systems	509,600	5,776,153
SEACOR Marine Holdings [1,2]	216,957	1,249,672
TerraVest Industries	214,000	3,820,479
		17,807,196
OIL, GAS & CONSUMABLE FUELS - 4.8%
Ardmore Shipping [1]	90,500	630,785
Brigham Minerals Cl. A [2]	178,200	4,389,066
Dorchester Minerals L.P.	153,963	3,672,018
Dorian LPG	208,938	3,175,858
GeoPark	69,218	894,297
Imperial Petroleum [1]	28,708	12,060
†Kimbell Royalty Partners L.P.	51,800	812,224
Navigator Holdings [1]	175,000	1,975,750
Northern Oil and Gas	34,200	863,892
Sabine Royalty Trust [2]	52,948	3,223,474
†Spartan Delta [1]	79,300	762,073
StealthGas [1]	229,664	737,221
		21,148,718
Total (Cost $34,549,228)		38,955,914

FINANCIALS – 12.7%
BANKS - 1.5%
Chemung Financial	31,000	1,457,000
HBT Financial	46,300	827,381
Live Oak Bancshares [2]	30,900	1,047,201
Midway Investments [1,5]	735,647	0
†Triumph Bancorp [1]	2,600	162,656
Virginia National Bankshares [2]	89,910	2,831,266
		6,325,504

22 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS - 9.3%
ASA Gold and Precious Metals	171,150	$2,510,770
Barings BDC	215,300	2,004,443
Bolsa Mexicana de Valores	1,068,000	1,885,378
Donnelley Financial Solutions [1,2,4]	50,000	1,464,500
Fiera Capital Cl. A	78,000	563,549
GCM Grosvenor Cl. A	380,800	2,608,480
Manning & Napier Cl. A	136,600	1,703,402
Newtek Business Services	121,372	2,297,572
†P10 Cl. A	97,549	1,084,745
Silvercrest Asset Management Group Cl. A	224,100	3,677,481
Sprott	191,453	6,651,475
StoneX Group [1],[2],[4]	64,127	5,006,395
Tel Aviv Stock Exchange	343,000	1,559,381
U.S. Global Investors Cl. A	439,454	1,924,808
Urbana Corporation	237,600	736,501
Value Line [2,4]	47,832	3,159,304
VNV Global [1]	100,000	235,196
Warsaw Stock Exchange	52,900	443,371
Westaim Corporation (The) [1]	500,000	940,025
		40,456,776
CONSUMER FINANCE - 0.3%
EZCORP Cl. A [1,2,4]	201,000	1,509,510
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Acacia Research [1,2]	190,000	957,600
ECN Capital	556,000	2,380,018
Waterloo Investment Holdings [1,5]	806,000	225,680
		3,563,298
INSURANCE - 0.6%
Hallmark Financial Services [1]	114,000	275,880
Trean Insurance Group [1]	394,065	2,455,025
		2,730,905
THRIFTS & MORTGAGE FINANCE - 0.2%
†WSFS Financial	22,500	902,025
Total (Cost $50,497,907)		55,488,018

HEALTH CARE – 12.3%
BIOTECHNOLOGY - 1.5%
†Agios Pharmaceuticals [1]	1,300	28,821
Arcturus Therapeutics Holdings [1]	79,836	1,256,619
Avid Bioservices [1]	47,700	727,902
CareDx [1]	18,900	405,972
Catalyst Pharmaceuticals [1]	117,200	821,572
Larimar Therapeutics [1]	28,064	55,005
†Madrigal Pharmaceuticals [1]	300	21,474
MeiraGTx Holdings [1]	114,400	866,008
Neoleukin Therapeutics [1]	145,397	149,759
†Travere Therapeutics [1]	1,400	33,922
Zealand Pharma [1]	153,015	2,000,661
		6,367,715
HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
Apyx Medical [1]	35,800	209,788
Artivion [1]	15,200	286,976
AtriCure [1,2]	15,000	612,900
Atrion Corporation [2]	4,689	2,948,725
BioLife Solutions [1]	21,800	301,058
Bioventus Cl. A [1]	150,855	1,028,831
Chembio Diagnostics [1]	135,800	88,270
Cutera [1]	57,500	2,156,250

Mesa Laboratories [2]	49,719	10,139,693
OraSure Technologies [1,2]	50,000	135,500
OrthoPediatrics Corp. [1]	6,500	280,475
Profound Medical [1]	85,800	626,569
Semler Scientific [1,2]	22,400	631,232
Surmodics [1,2,4]	85,300	3,175,719
UFP Technologies [1,2]	36,445	2,899,929
Utah Medical Products	31,350	2,692,965
		28,214,880
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Cross Country Healthcare [1]	130,800	2,724,564
Great Elm Group [1]	682,245	1,466,827
Hims & Hers Health Cl. A [1,2]	200,000	906,000
Joint Corp. (The) [1]	65,484	1,002,560
National Research [2]	46,668	1,786,451
PetIQ Cl. A [1,2]	25,000	419,750
Sharps Compliance [1]	148,900	434,788
		8,740,940
HEALTH CARE TECHNOLOGY - 0.8%
Simulations Plus [2]	72,770	3,589,744
Tabula Rasa HealthCare [1]	38,400	98,688
		3,688,432
LIFE SCIENCES TOOLS & SERVICES - 1.2%
Azenta [1,2,4]	30,600	2,206,260
Harvard Bioscience [1]	317,400	1,142,640
Quanterix Corporation [1]	111,700	1,808,423
		5,157,323
PHARMACEUTICALS - 0.3%
Knight Therapeutics [1]	187,000	775,777
†Supernus Pharmaceuticals [1]	1,300	37,596
Theravance Biopharma [1,2,4]	59,009	534,621
		1,347,994
Total (Cost $45,577,891)		53,517,284

INDUSTRIALS – 19.7%
AEROSPACE & DEFENSE - 0.8%
Astronics Corporation [1]	56,929	578,968
Cadre Holdings	40,000	786,800
CPI Aerostructures [1,3]	189,700	303,520
Innovative Solutions and Support [1]	78,828	567,562
Park Aerospace	25,000	319,000
SIFCO Industries [1]	45,800	141,980
Triumph Group [1]	10,000	132,900
Virgin Galactic Holdings [1,2]	102,850	619,157
		3,449,887
AIR FREIGHT & LOGISTICS - 0.1%
Atlas Air Worldwide Holdings [1]	10,000	617,100
BUILDING PRODUCTS - 1.2%
Burnham Holdings Cl. A [3]	117,000	1,614,600
CSW Industrials [2]	20,000	2,060,600
Insteel Industries [2]	44,200	1,488,214
Quanex Building Products	9,900	225,225
		5,388,639
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Acme United [2]	25,000	791,750
Atento [1]	21,742	217,200
Civeo Corporation [1]	37,499	970,099
Heritage-Crystal Clean [1,2]	110,701	2,984,499

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Team [1]	93,300	$69,350
		5,032,898
CONSTRUCTION & ENGINEERING - 3.0%
Ameresco Cl. A [1]	53,500	2,437,460
Construction Partners Cl. A [1,2,4]	84,900	1,777,806
Granite Construction	13,500	393,390
IES Holdings [1,2,4]	87,300	2,633,841
Infrastructure & Energy Alternatives [1]	275,100	2,209,053
Matrix Service [1,2]	8,200	41,492
Northwest Pipe [1,2]	65,100	1,949,094
NV5 Global [1]	13,400	1,564,316
		13,006,452
ELECTRICAL EQUIPMENT - 0.9%
American Superconductor [1]	104,225	539,886
Encore Wire [2]	3,307	343,663
LSI Industries	415,740	2,565,116
Powell Industries [2]	21,400	500,118
Power Solutions International [1,3]	21,100	36,925
		3,985,708
MACHINERY - 4.3%
CIRCOR International [1],[2],[4]	265,421	4,350,250
EnPro Industries	2,930	240,055
Graham Corporation [1]	149,850	1,036,962
H2O Innovation [1]	437,300	604,719
Hurco Companies [2]	36,866	912,065
L. B. Foster Company [1,2]	95,300	1,226,511
Lindsay Corporation [2]	41,600	5,525,312
Luxfer Holdings [2]	31,700	479,304
NN [1]	90,600	229,218
Shyft Group (The)	29,700	552,123
Titan International [1]	212,200	3,204,220
Wabash National	6,400	86,912
Westport Fuel Systems [1]	412,500	416,625
		18,864,276
MARINE - 1.7%
Algoma Central	40,000	498,446
Clarkson	58,600	2,147,147
Eagle Bulk Shipping [2]	93,128	4,831,481
		7,477,074
PROFESSIONAL SERVICES - 1.5%
Barrett Business Services	2,600	189,462
Forrester Research [1]	62,300	2,980,432
Franklin Covey [1,2]	40,100	1,851,818
Heidrick & Struggles International	13,700	443,332
Resources Connection	59,300	1,207,941
†Spire Global Cl. A [1]	50,000	58,000
		6,730,985
ROAD & RAIL - 1.5%
†Daseke [1]	63,100	403,209
Patriot Transportation Holding	55,764	414,884
Universal Logistics Holdings [2]	202,700	5,535,737
		6,353,830
TRADING COMPANIES & DISTRIBUTORS - 3.5%
Distribution Solutions Group [1]	79,000	4,059,810
EVI Industries [1,2,4]	297,409	2,971,116
Transcat [1],[2]	145,474	8,264,378
		15,295,304
Total (Cost $77,302,922)		86,202,153

INFORMATION TECHNOLOGY - 21.2%
COMMUNICATIONS EQUIPMENT - 1.7%
ADTRAN	26,400	462,792
Clearfield [1,2]	48,200	2,985,990
Digi International [1]	71,600	1,734,152
Genasys [1]	86,392	280,774
Harmonic [1]	56,700	491,589
Ituran Location and Control	50,000	1,224,500
		7,179,797
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.4%
Bel Fuse Cl. A	67,705	1,474,615
Fabrinet [1]	2,200	178,420
FARO Technologies [1,2,4]	72,200	2,225,926
HollySys Automation Technologies	51,900	768,120
Luna Innovations [1]	433,678	2,528,342
nLIGHT [1,2]	383,014	3,914,403
Novanta [1]	3,400	412,318
PAR Technology [1]	268,924	10,081,961
PC Connection [2]	14,000	616,700
PowerFleet [1]	230,500	500,185
Richardson Electronics	285,200	4,181,032
Vishay Precision Group [1,2,4]	41,800	1,217,634
		28,099,656
IT SERVICES - 0.7%
†BigCommerce Holdings [1]	24,900	403,380
Cantaloupe [1,2,4]	90,500	506,800
Computer Task Group [1]	84,800	725,888
Hackett Group (The) [2]	27,700	525,469
International Money Express [1]	20,000	409,400
Liberated Syndication [1,5]	56,000	0
†Repay Holdings Cl. A [1]	35,600	457,460
		3,028,397
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Alpha & Omega Semiconductor [1,2,4]	17,900	596,786
Amtech Systems [1,2,4]	92,184	672,943
Axcelis Technologies [1]	5,400	296,136
AXT [1]	100,000	586,000
Camtek [1]	50,300	1,250,458
Cohu [1,2,4]	60,290	1,673,048
CyberOptics Corporation [1]	63,300	2,211,702
FormFactor [1]	22,869	885,716
Ichor Holdings [1]	25,700	667,686
Kulicke & Soffa Industries [2]	77,200	3,304,932
Nova [1,2]	45,300	4,010,409
NVE Corporation	14,400	671,328
Onto Innovation [1],[2],[4]	89,750	6,259,165
PDF Solutions [1]	193,100	4,153,581
Photronics [1]	266,900	5,199,212
Sequans Communications ADR [1]	31,800	85,542
Ultra Clean Holdings [1,2]	65,000	1,935,050
Veeco Instruments [1]	27,600	535,440
		34,995,134
SOFTWARE - 3.2%
Agilysys [1],[2]	104,400	4,934,988
†Alkami Technology [1]	24,100	334,749
American Software Cl. A [2]	80,252	1,296,872
AudioEye [1]	50,000	300,500
†ChannelAdvisor Corporation [1]	109,425	1,595,417
Digital Turbine [1]	82,800	1,446,516
†Docebo [1]	7,250	207,858

24 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Model N [1]	25,000	$639,500
OneSpan [1]	5,600	66,640
Optiva [1]	28,000	509,664
RealNetworks [1]	100,171	63,208
†Semrush Holdings Cl. A [1]	34,500	446,085
Upland Software [1]	121,056	1,757,733
†WM Technology Cl. A. [1]	56,700	186,543
†Zuora Cl. A [1]	21,700	194,215
		13,980,488
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
AstroNova [1]	114,600	1,372,908
Avid Technology [1,2,4]	38,900	1,009,455
Intevac [1]	539,400	2,610,696
TransAct Technologies [1]	40,900	165,236
		5,158,295
Total (Cost $70,710,136)		92,441,767

MATERIALS – 6.5%
CHEMICALS - 0.9%
Aspen Aerogels [1]	153,485	1,516,432
LSB Industries [1]	176,540	2,446,844
Rayonier Advanced Materials [1]	50,000	131,000
		4,094,276
CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [3]	8,150	815,000
METALS & MINING - 5.3%
Alamos Gold Cl. A	261,044	1,831,283
Altius Minerals	113,000	1,592,464
Ampco-Pittsburgh [1]	79,002	305,738
Haynes International [2]	84,400	2,765,788
Imdex	569,466	725,221
MAG Silver [1]	154,050	1,874,788
Major Drilling Group International [1]	1,124,184	7,886,406
†Newcrest Mining	26,859	376,427
Olympic Steel	35,000	901,250
Sandstorm Gold	810,000	4,819,500
Universal Stainless & Alloy Products [1,2]	33,620	248,788
		23,327,653
PAPER & FOREST PRODUCTS - 0.1%
†GreenFirst Forest Products [1]	259,500	328,609
Total (Cost $24,296,534)		28,565,538

REAL ESTATE – 2.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
Postal Realty Trust Cl. A	114,000	1,698,600
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.4%
Altus Group	106,700	3,696,204
Dundee Corporation Cl. A [1]	413,200	439,779
Marcus & Millichap [2]	4,900	181,251
Real Matters [1]	229,500	905,733
RMR Group (The) Cl. A [2,4]	108,200	3,067,470
Tejon Ranch [1,2]	154,994	2,405,507
		10,695,944
Total (Cost $16,245,871)		12,394,544

UTILITIES – 0.3%
WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,400,260
Total (Cost $678,400)		1,400,260

TOTAL COMMON STOCKS
(Cost $375,498,265)		428,883,922

PREFERRED STOCK - 0.0%
ENERGY - 0.0%
OIL, GAS & CONSUMABLE FUELS - 0.0%
Imperial Petroleum 8.75% Series A	4,784	92,666
(Cost $71,808)		92,666

REPURCHASE AGREEMENT– 7.0%
Fixed Income Clearing Corporation, 0.24% dated 6/30/22, due 7/1/22, maturity value $30,348,002 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/27, valued at $30,954,824)
(Cost $30,347,800)		30,347,800

TOTAL INVESTMENTS – 105.1%
(Cost $405,917,873)		459,324,388

LIABILITIES LESS CASH AND OTHER ASSETS – (5.1)%		(22,173,464)

NET ASSETS – 100.0%		$437,150,924

ADR - American Depository Receipt

†	New additions in 2022.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2022. Total market value of pledged securities as of June 30, 2022, was $45,642,335.

[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[4]	As of June 30, 2022, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement in the aggregate amount of $19,767,809. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2022, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $406,270,881. As of June 30, 2022, net unrealized appreciation for all securities was $53,053,507 consisting of aggregate gross unrealized appreciation of $133,855,752 and aggregate gross unrealized depreciation of $80,802,245. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust	June 30, 2022 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$428,976,588
Repurchase agreements (at cost and value)	30,347,800
Cash	91,029
Foreign currency (cost $35,538)	35,610
Receivable for investments sold	292,001
Receivable for dividends and interest	148,252
Prepaid expenses and other assets	45,743
Total Assets	459,937,023
LIABILITIES:
Revolving credit agreement	22,000,000
Payable for investments purchased	26,981
Payable for investment advisory fee	593,550
Payable for directors’ fees	25,125
Payable for interest expense	43,450
Accrued expenses	96,993
Total Liabilities	22,786,099
Net Assets	$437,150,924
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 46,269,107 shares outstanding (150,000,000 shares authorized)	$392,392,589
Total distributable earnings (loss)	65,654,945
Quarterly distributions	(20,896,610)
Net Assets (net asset value per share - $9.45)	$437,150,924
Investments at identified cost	$375,570,073

26 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2022 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$3,724,133
Foreign withholding tax	(87,995)
Interest	5,305
Rehypothecation income	3,746
Total income	3,645,189
EXPENSES:
Investment advisory fees	3,509,968
Interest expense	179,934
Administrative and office facilities	119,938
Stockholder reports	58,525
Custody and transfer agent fees	47,733
Directors’ fees	44,917
Professional fees	38,782
Other expenses	64,531
Total expenses	4,064,328
Net investment income (loss)	(419,139)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	13,167,772
Foreign currency transactions	11,623
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(154,888,627)
Other assets and liabilities denominated in foreign currency	(1,643)
Net realized and unrealized gain (loss) on investments and foreign currency	(141,710,875)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(142,130,014)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/22 (UNAUDITED)	YEAR ENDED 12/31/21

INVESTMENT OPERATIONS:
Net investment income (loss)	$(419,139)	$1,747,959
Net realized gain (loss) on investments and foreign currency	13,179,395	39,288,095
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(154,890,270)	54,224,225
Net increase (decrease) in net assets from investment operations	(142,130,014)	95,260,279
DISTRIBUTIONS:
Total distributable earnings	(20,896,610)	(37,185,784)
Total distributions	(20,896,610)	(37,185,784)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	9,864,171	16,322,950
Total capital stock transactions	9,864,171	16,322,950
Net Increase (Decrease) In Net Assets	(153,162,453)	74,397,445
NET ASSETS:
Beginning of period	590,313,377	515,915,932
End of period	$437,150,924	$590,313,377

28 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2022 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(142,130,014)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(44,906,659)
Proceeds from sales and maturities of long-term investments	58,083,730
Net purchases, sales and maturities of short-term investments	(1,624,657)
Net (increase) decrease in dividends and interest receivable and other assets	(21,743)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	22,998
Net change in unrealized appreciation (depreciation) on investments	154,888,627
Net realized gain (loss) on investments	(13,167,772)
Net cash provided by operating activities	11,144,510
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $9,864,171)	(11,032,439)
Net cash used for financing activities	(11,032,439)
INCREASE (DECREASE) IN CASH:	112,071
Cash and foreign currency at beginning of period	14,568
Cash and foreign currency at end of period	$126,639

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2022, the Fund paid $158,381 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/22
	(UNAUDITED)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net Asset Value, Beginning of Period	$13.06	$11.79	$9.63	$8.53	$10.48	$9.63
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.04[1]	(0.03)	0.01	0.01	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(3.11)	2.12	2.86	1.81	(1.18)	1.52
Net increase (decrease) in net assets from investment operations	(3.12)	2.16	2.83	1.82	(1.17)	1.58
DISTRIBUTIONS:
Net investment income	–[2]	–	(0.08)	(0.03)	(0.00)	(0.06)
Net realized gain on investments and foreign currency	(0.29)[2]	(0.84)	(0.53)	(0.65)	(0.75)	(0.63)
Return of capital	(0.17)[2]	–	–	–	–	–
Total distributions	(0.46)	(0.84)	(0.61)	(0.68)	(0.75)	(0.69)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.05)	(0.06)	(0.04)	(0.03)	(0.04)
Total capital stock transactions	(0.03)	(0.05)	(0.06)	(0.04)	(0.03)	(0.04)
Net Asset Value, End of Period	$9.45	$13.06	$11.79	$9.63	$8.53	$10.48
Market Value, End of Period	$8.36	$11.55	$10.12	$8.54	$7.42	$9.44
TOTAL RETURN:[3]
Net Asset Value	(24.00)%[4]	19.17%	33.60%	22.44%	(11.62)%	17.67%
Market Value	(23.98)%[4]	22.78%	29.32%	24.82%	(14.65)%	25.09%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	1.39%[6]	1.04%	1.19%	0.85%	0.92%[7]	0.49%
Other operating expenses	0.22%[6]	0.16%	0.24%	0.35%	0.43%	0.40%
Total expenses (net)	1.61%[6]	1.20%	1.43%	1.20%	1.35%	0.89%
Expenses excluding interest expense	1.54%[6]	1.16%	1.34%	1.01%	1.05%	0.62%
Expenses prior to balance credits	1.61%[6]	1.20%	1.43%	1.20%	1.35%	0.89%
Net investment income (loss)	(0.17)%[6]	0.30%[1]	(0.34)%	0.10%	0.10%	0.56%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$437,151	$590,313	$515,916	$404,807	$345,499	$409,905
Portfolio Turnover Rate	9%	15%	17%	15%	21%	15%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2087%	2783%	2445%	1940%	1670%	1011%
Asset coverage per $1,000	$20,870	$27,832	$24,451	$19,400	$16,705	$10,109

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 per share and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.

[2]	Amounts are subject to change and recharacterization at year end.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[4]	Not annualized

[5]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/22, and a 12-month basis for the years shown.

[6]	Annualized

[7]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

30 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and/or foreign securities that were fair valued are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$423,567,517	$ 5,090,725	$225,680	$428,883,922
Preferred Stock	92,666	–	–	92,666
Repurchase Agreement	–	30,347,800	–	30,347,800

2022 Semiannual Report to Stockholders  |  31

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/21	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/22
Common Stocks	$313,992	$ –	$166,479	$(14,421)	$92,588	$225,680

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2022 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

32 | 2022 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,069,159 and 1,435,160 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2022 and the year ended December 31, 2021, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2022, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of June 30, 2022, the Fund has outstanding borrowings of $22,000,000. During the six-month period ended June 30, 2022, the Fund had an average daily loan balance of $22,000,000 at a weighted average borrowing cost of 1.63%. The maximum loan balance outstanding during the six-month period ended June 30, 2022, was $22,000,000. As of June 30, 2022, the aggregate value of rehypothecated securities was $19,767,809. During the six-month period ended June 30, 2022, the Fund earned $3,746 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted

2022 Semiannual Report to Stockholders  |  33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2022, the Fund’s investment performance ranged from 14% above to 19% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $2,339,979 and a net upward adjustment of $1,169,989 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2022, the Fund expensed Royce investment advisory fees totaling $3,509,968.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $43,707,509 and $53,958,349, respectively.

Cross trades may be executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the six months ended June 30, 2022, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$6,653,925	$ –	$ –

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

34 | 2022 Semiannual Report to Stockholders

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2022 Semiannual Report to Stockholders  |  35

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Andrew Palen, Lauren Romeo, CFA®

Chuck Royce, Steven McBoyle

FUND PERFORMANCE

Royce Value Trust (RVT) fell 24.4% on an NAV (net asset value) basis and 25.3% on a market price basis for the year-to-date period ended 6/30/22 versus respective declines of 23.4% and 19.0% for its primary small-cap benchmark, the unleveraged Russell 2000 Index, and the unleveraged S&P SmallCap 600 Index, for the same period. The Fund did, however, maintain its longer-term relative advantages over the Russell 2000. On an NAV basis, RVT beat the Russell 2000 for the one-, three-, five-, 10-, 20-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 6/30/22—and on a market price basis for each of these spans except the 20-year period, all under the management of Chuck Royce. The Fund’s average annual NAV total return since inception was 10.0%.

WHAT WORKED... AND WHAT DIDN’T

Ten of the Fund’s 11 equity sectors finished 2022’s first half in the red, with Information Technology, Industrials, and Consumer Discretionary detracting most. Energy was the lone positive contributor while Utilities and Consumer Staples detracted least. At the industry level, semiconductors & semiconductor equipment, electronic equipment, instruments & components (both from Information Technology), and capital markets (Financials) detracted most. Only three industries made a positive contribution—which gives some idea of the first half ’s widespread bearishness—oil, gas & consumable fuels (Energy), pharmaceuticals (Health Care), and containers & packaging (Materials).

The Fund’s top detractor at the position level was MKS Instruments, which makes equipment used to control and analyze gases in the semiconductor manufacturing process. Its shares fell more than 30% in the second quarter, reflecting in part the general sell-off in semiconductor capital equipment stocks, which is rooted in growing evidence that inflation has begun to blunt spending on discretionary items. MKS also faced ongoing delays in getting approval from China’s regulator for its proposed acquisition of Atotech, a global leader in electroplating chemicals used in the chip and printed circuit board manufacturing processes. Despite the recent pullback and rising near-term cyclical headwinds—which include a possible digestion phase for semiconductor capital equipment—we believe MKS’s leadership in critical semiconductor capital equipment components and its efforts to replicate its successful strategies in adjacent markets both position the company to benefit from long-term secular growth drivers, such as the proliferation of semiconductors, and increased miniaturization in microelectronics. AutoCanada, a North American automobile business that sells multiple brands and operates 50 franchised dealerships in Canada and Illinois, was a top contributor in 2021 before detracting in 2022’s first half. Although the company reported increased revenues for 1Q22, investors appeared to be concerned that a recession and/or further disruptions to global supply chains could lead demand to stall.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/22 (%)[1]		Year-to-Date Through 6/30/22 (%)[2]

Antero Resources	0.20	MKS Instruments	-0.70
Meridian Bioscience	0.14	AutoCanada	-0.54
Mosaic Company (The)	0.11	FARO Technologies	-0.49
Dorian LPG	0.10	Quaker Chemical	-0.40
Seneca Foods Cl. A	0.07	Repay Holdings Cl. A	-0.39
[1] Includes dividends		[2] Net of dividends

Antero Resources, an oil and natural gas company that explores for natural gas, natural gas liquids, and oil properties in the Appalachian Basin, was RVT’s top-contributing position in the first half. In February, the company announced that it had used free cash flow to reduce debt while offering an optimistic outlook, which it reiterated when 1Q22 results were reported in April. Meridian Bioscience is a profitable health care company that manufactures consumable reagents used in in-vitro diagnostic (IVD) tests and develops IVD tests and instruments. Following a 27% gain in 1Q22, its stock rose 17% in 2Q22 despite very little public company-specific news. The reason behind its rise was revealed on 7/7/22, when Meridian announced an agreement to be acquired by SD Biosensor, a South Korean healthcare company, and its private equity partner for $34 per share in cash—which was 32% higher than Meridian’s stock price at the time of the initial offer that was made privately a few months earlier.

Relative to the Russell 2000, the Fund’s narrow first-half disadvantage came from sector allocation, while stock selection was additive. On a sector basis, RVT’s substantially lower exposure to Energy, higher weighting in Information Technology, and much lower weighting in Utilities detracted most. Conversely, our lower allocation to Health Care (along with a lesser benefit from stock selection), savvy stock picks in and higher exposure to Materials, and our cash position all were additive versus the portfolio’s primary index.

CURRENT POSITIONING AND OUTLOOK

We are currently in what we would call a “sum of all fears” environment. War, inflation, slower growth, and rising rates are all understandably frightening investors. Both consumer and investor sentiment are near historic lows. Perhaps counterintuitively, then, we have found that the most opportune times to invest are when fear is high and trailing returns are low. The annualized three-year return for the Russell 2000 at the end of June was 4.2% compared to its three-year monthly rolling average since inception of 10.9%. Subsequent returns from these levels have, historically, been attractive. Coming off a record negative first half during what appears to be a late stage of the bear market, the current period looks, to us, like a solid entry point for prospective long-term small-cap returns.

36 | 2022 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 6/30/22

	JAN-JUN 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	-24.39	-22.32	6.45	6.54	9.91	5.89	8.21	8.92	10.09	10.04
[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/221

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	-18.1%	47.1%	182.7%	128.4%	364.2%	2615.4%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 6/30/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 60 for additional information.

Value of $10,000

Invested on 11/26/86 as of 6/30/22 ($)

Top 10 Positions
% of Net Assets
KBR	1.7
Kadant	1.5
MKS Instruments	1.2
Quaker Chemical	1.1
FormFactor	1.1
Element Solutions	1.1
Cirrus Logic	1.1
SEI Investments	1.1
Azenta	1.0
John Bean Technologies	1.0

Portfolio Sector Breakdown
% of Net Assets
Industrials	25.2
Information Technology	18.3
Financials	14.6
Health Care	10.9
Consumer Discretionary	10.0
Materials	9.5
Real Estate	4.3
Communication Services	3.1
Energy	2.7
Consumer Staples	1.8
Utilities	0.1
Diversified Investment Companies	0.0
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-0.5

Calendar Year Total Returns (%)
YEAR	RVT
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6
2007	5.0

Portfolio Diagnostics
Fund Net Assets	$1,582 million
Number of Holdings	486
Turnover Rate	34%
Net Asset Value	$14.65
Market Price	$13.97
Net Leverage [1]	0.5%
Average Market Capitalization [2]	$2,292 million
Weighted Average P/E Ratio [3,4]	12.5x
Weighted Average P/B Ratio [3]	2.2x
Active Share [5]	84%
U.S. Investments (% of Net Assets)	89.9%
Non-U.S. Investments (% of Net Assets)	10.6%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/22).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022.

2022 Semiannual Report to Shareholders | 37

Royce Value Trust

Schedule of Investments
Common Stocks – 100.5%
	SHARES	VALUE

COMMUNICATION SERVICES – 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Bandwidth Cl. A [1]	40,000	$752,800
Cogent Communications Holdings [2]	16,276	988,930
Liberty Latin America Cl. C [1,2]	73,228	570,446
		2,312,176
ENTERTAINMENT - 0.0%
IMAX Corporation [1]	17,950	303,175
INTERACTIVE MEDIA & SERVICES - 1.4%
†Cars.com [1]	61,318	578,229
QuinStreet [1,2,3]	204,154	2,053,789
Ziff Davis [1],[2]	193,565	14,426,399
†ZipRecruiter Cl. A [1]	343,956	5,097,428
		22,155,845
MEDIA - 1.5%
AMC Networks Cl. A [1]	10,098	294,054
Cable One	9,130	11,771,491
†Loyalty Ventures [1]	45,197	161,353
Magnite [1]	31,550	280,164
Scholastic Corporation	25,846	929,681
TechTarget [1]	142,130	9,340,784
Thryv Holdings [1]	50,000	1,119,500
		23,897,027
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Shenandoah Telecommunications	35,103	779,287
Total (Cost $60,053,271)		49,447,510

CONSUMER DISCRETIONARY – 10.0%
AUTO COMPONENTS - 1.9%
American Axle & Manufacturing Holdings [1]	116,497	877,222
Dorman Products [1,2]	72,380	7,940,810
Fox Factory Holding Corporation [1]	3,400	273,836
Gentex Corporation [2]	193,940	5,424,502
†Gentherm [1]	5,403	337,201
LCI Industries [2]	108,596	12,149,721
Patrick Industries [2]	59,648	3,092,152
Standard Motor Products [2]	7,600	341,924
		30,437,368
DISTRIBUTORS - 0.2%
LKQ Corporation [2,3]	84,300	4,138,287
DIVERSIFIED CONSUMER SERVICES - 0.4%
Adtalem Global Education [1]	11,312	406,893
American Public Education [1]	10,446	168,807
H&R Block	9,300	328,476
Perdoceo Education [1]	28,968	341,243
Universal Technical Institute [1]	639,032	4,556,298
WW International [1]	37,689	240,833
		6,042,550
HOTELS, RESTAURANTS & LEISURE - 1.1%
Bloomin’ Brands [2,3]	72,998	1,213,227
Century Casinos [1]	97,011	698,479
†Chuy’s Holdings [1]	25,311	504,195
Denny’s Corporation [1]	111,193	965,155
†Golden Entertainment [1]	8,196	324,152
Light & Wonder [1,2]	236,138	11,096,125
Lindblad Expeditions Holdings [1,2]	373,700	3,026,970
		17,828,303
HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2,3]	14,700	2,881,053
Century Communities	5,403	242,973

Ethan Allen Interiors [2]	39,608	800,478
Installed Building Products	5,608	466,361
La-Z-Boy	28,678	679,955
M/I Homes [1]	6,510	258,187
Skyline Champion [1]	151,500	7,184,130
Tupperware Brands [1]	66,744	423,157
		12,936,294
INTERNET & DIRECT MARKETING RETAIL - 0.1%
Liquidity Services [1]	34,527	464,043
1-800-FLOWERS.COM Cl. A [1]	76,000	722,760
		1,186,803
LEISURE PRODUCTS - 0.5%
Brunswick Corporation	99,080	6,477,851
MasterCraft Boat Holdings [1]	31,888	671,242
YETI Holdings [1]	6,386	276,322
		7,425,415
MULTILINE RETAIL - 0.2%
Franchise Group Cl. A	76,509	2,683,171
SPECIALTY RETAIL - 3.5%
America’s Car-Mart [1,2]	97,500	9,808,500
Asbury Automotive Group [1]	26,593	4,503,259
AutoCanada [1]	635,100	12,117,818
Camping World Holdings Cl. A [2,3]	279,113	6,026,050
CarMax [1]	7,900	714,792
Cato Corporation (The) Cl. A	18,585	215,772
Chico’s FAS [1]	746	3,708
†Five Below [1]	43,000	4,877,490
Genesco [1,2]	20,838	1,040,025
Group 1 Automotive	8,981	1,524,974
Haverty Furniture	27,962	648,159
†JOANN	30,295	234,786
MarineMax [1]	29,613	1,069,621
†Murphy USA	44,851	10,444,452
OneWater Marine Cl. A [1]	2,935	97,002
Shoe Carnival [2]	29,507	637,646
Signet Jewelers	16,912	904,115
Sleep Number [1]	10,101	312,626
Zumiez [1]	29,300	761,800
		55,942,595
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Carter’s	6,300	444,024
Fossil Group [1]	52,389	270,851
G-III Apparel Group [1]	54,705	1,106,682
Kontoor Brands	37,403	1,248,138
Levi Strauss & Co. Cl. A	19,164	312,756
Movado Group	48,232	1,491,816
†Oxford Industries	5,321	472,186
Ralph Lauren Cl. A	126,154	11,309,706
Vera Bradley [1]	122,066	529,766
Wolverine World Wide [2]	138,586	2,793,894
		19,979,819
Total (Cost $154,892,034)		158,600,605

CONSUMER STAPLES – 1.8%
BEVERAGES - 0.0%
Coca-Cola Consolidated	1,158	652,996
FOOD PRODUCTS - 1.2%
CubicFarm Systems [1]	950,000	398,540

38 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Freshpet [1]	33,000	$1,712,370
J G Boswell Company [4]	3,940	3,672,080
John B. Sanfilippo & Son	4,637	336,136
Nomad Foods [1,2]	143,600	2,870,564
Seneca Foods Cl. A [1]	183,460	10,189,368
		19,179,058
HOUSEHOLD PRODUCTS - 0.0%
Central Garden & Pet [1]	7,489	317,683
Spectrum Brands Holdings	3,829	314,055
		631,738
PERSONAL PRODUCTS - 0.5%
Inter Parfums [2]	91,185	6,661,976
USANA Health Sciences [1]	5,526	399,861
		7,061,837
TOBACCO - 0.1%
Universal Corporation	11,251	680,686
Vector Group	61,998	650,979
		1,331,665
Total (Cost $19,655,160)		28,857,294

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	42,054	495,396
Total (Cost $370,947)		495,396

ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 0.5%
Archrock	68,079	563,013
Bristow Group [1]	168,564	3,944,398
Helix Energy Solutions Group [1]	108,540	336,474
Pason Systems	302,915	3,433,444
		8,277,329
OIL, GAS & CONSUMABLE FUELS - 2.2%
Antero Resources [1]	145,200	4,450,380
CONSOL Energy [1]	13,289	656,211
Dorchester Minerals L.P. [2,3]	279,148	6,657,680
Dorian LPG	394,936	6,003,027
†Northern Oil and Gas	180,600	4,561,956
PDC Energy	87,403	5,384,899
REX American Resources [1]	6,634	562,563
†Southwestern Energy [1]	726,824	4,542,650
World Fuel Services [2]	107,676	2,203,051
		35,022,417
Total (Cost $39,661,044)		43,299,746

FINANCIALS – 14.6%
BANKS - 4.0%
Ameris Bancorp [2]	35,458	1,424,702
Bank of N.T. Butterfield & Son [2]	180,407	5,626,894
BankUnited	143,416	5,101,307
Customers Bancorp [1]	26,074	883,909
Eagle Bancorp	9,140	433,327
Farmers & Merchants Bank of Long Beach [4]	416	3,162,016
First BanCorp	26,105	337,015
First Bancshares (The)	12,880	368,368
First Citizens BancShares Cl. A	16,646	10,882,822
First Hawaiian	200,360	4,550,176
†First Interstate BancSystem Cl. A	3,342	127,364
Hanmi Financial	144,156	3,234,861

HBT Financial	40,400	721,948
Heritage Financial	52,540	1,321,906
Hilltop Holdings	50,772	1,353,581
Home BancShares	19,088	396,458
HomeStreet	23,478	813,982
Independent Bank Group	78,570	5,335,689
Northwest Bancshares	34,024	435,507
Old National Bancorp	66,295	980,503
Origin Bancorp	10,561	409,767
Pacific Premier Bancorp	20,653	603,894
TowneBank	11,058	300,225
Triumph Bancorp [1]	61,761	3,863,768
Trustmark Corporation	13,909	406,004
Virginia National Bankshares	108,540	3,417,925
Webster Financial [2]	134,200	5,656,530
Wintrust Financial	11,000	881,650
		63,032,098
CAPITAL MARKETS - 6.0%
Ares Management Cl. A [2]	168,500	9,580,910
Artisan Partners Asset Management Cl. A [2]	85,050	3,025,228
B. Riley Financial	62,752	2,651,272
Barings BDC	191,594	1,783,740
†Blue Owl Capital Cl. A	55,900	560,677
Bolsa Mexicana de Valores	1,723,106	3,041,859
BrightSphere Investment Group	30,664	552,259
Donnelley Financial Solutions [1]	31,554	924,217
Focus Financial Partners Cl. A [1,2]	50,000	1,703,000
GCM Grosvenor Cl. A	1,777,605	12,176,594
†Greenhill & Co.	19,574	180,472
Houlihan Lokey Cl. A [2]	33,030	2,607,058
Lazard Cl. A [2]	79,825	2,587,128
MarketWise Cl. A [1]	500,000	1,800,000
Moelis & Company Cl. A	21,000	826,350
Morningstar [2]	52,800	12,768,624
Newtek Business Services	282,127	5,340,664
Onex Corporation	9,200	458,142
P10 Cl. A	20,000	222,400
Piper Sandler	5,114	579,723
SEI Investments [2]	308,900	16,686,778
Silvercrest Asset Management Group Cl. A	11,708	192,128
Sprott	256,480	8,910,648
Tel Aviv Stock Exchange	332,179	1,510,186
TMX Group	34,200	3,480,578
		94,150,635
CONSUMER FINANCE - 0.2%
Encore Capital Group [1,2,3]	23,492	1,357,133
Enova International [1]	32,320	931,462
Green Dot Cl. A [1]	8,769	220,190
		2,508,785
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Banco Latinoamericano de Comercio Exterior Cl. E	73,446	974,628
Compass Diversified Holdings	27,705	593,441
ECN Capital	1,023,900	4,382,916
Equitable Holdings	65,000	1,694,550
Waterloo Investment Holdings [1,5]	2,972,000	832,160
		8,477,695

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 39

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE - 3.2%
American Equity Investment Life Holding Company [2]	17,448	$638,073
AMERISAFE	3,316	172,465
Assured Guaranty	45,900	2,560,761
Axis Capital Holdings	9,540	544,639
E-L Financial	21,650	13,287,368
Erie Indemnity Cl. A	28,200	5,419,758
First American Financial [2]	23,697	1,254,045
Hagerty Cl. A [1]	410,700	4,718,943
International General Insurance Holdings	31,428	239,796
James River Group Holdings	31,660	784,535
Old Republic International	38,000	849,680
ProAssurance Corporation [2]	217,079	5,129,577
RenaissanceRe Holdings	3,902	610,156
RLI Corp. [2]	47,020	5,482,062
Safety Insurance Group	47,761	4,637,593
Stewart Information Services [2]	30,602	1,522,449
Trean Insurance Group [1]	217,614	1,355,735
White Mountains Insurance Group	770	959,520
		50,167,155
THRIFTS & MORTGAGE FINANCE - 0.7%
Flagstar Bancorp	47,398	1,680,259
NMI Holdings Cl. A [1]	102,509	1,706,775
Territorial Bancorp	9,300	193,905
Timberland Bancorp	274,457	6,861,425
WSFS Financial	32,449	1,300,880
		11,743,244
Total (Cost $203,096,160)		230,079,612

HEALTH CARE – 10.9%
BIOTECHNOLOGY - 0.6%
†Avid Bioservices [1]	178,000	2,716,280
CareDx [1]	9,650	207,282
Catalyst Pharmaceuticals [1]	91,850	643,868
Coherus BioSciences [1]	121,784	881,716
Eagle Pharmaceuticals [1,2]	29,349	1,303,976
†Ironwood Pharmaceuticals Cl. A [1]	54,907	633,078
PureTech Health [1]	120,100	250,583
†REGENXBIO [1]	13,758	339,823
United Therapeutics [1]	10,000	2,356,400
Vanda Pharmaceuticals [1]	42,523	463,501
		9,796,507
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
Atrion Corporation	8,296	5,217,023
Bioventus Cl. A [1]	97,750	666,655
Cutera [1]	21,550	808,125
Enovis Corporation [1]	141,070	7,758,850
Haemonetics Corporation [1]	85,900	5,598,962
Integer Holdings Corporation [1,2]	75,700	5,348,962
Lantheus Holdings [1]	74,800	4,939,044
LeMaitre Vascular	7,583	345,406
Meridian Bioscience [1]	297,966	9,064,126
Mesa Laboratories [2]	34,600	7,056,324
Natus Medical [1]	118,654	3,888,292
QuidelOrtho [1]	59,880	5,819,138
STAAR Surgical [1]	6,250	443,312
Surmodics [1,2,3]	161,000	5,994,030
†TransMedics Group [1]	11,000	345,950

UFP Technologies [1]	3,520	280,086
†Varex Imaging [1]	17,465	373,576
†Zynex	31,459	251,043
		64,198,904
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Community Health Systems [1]	790,000	2,962,500
CorVel Corporation [1]	1,354	199,404
Fulgent Genetics [1]	58,459	3,187,769
ModivCare [1]	2,269	191,730
Pennant Group [1]	37,800	484,218
Select Medical Holdings	111,482	2,633,205
Sharps Compliance [1]	74,900	218,708
Tenet Healthcare [1]	119,080	6,258,845
U.S. Physical Therapy	44,465	4,855,578
		20,991,957
HEALTH CARE TECHNOLOGY - 0.5%
Computer Programs and Systems [1]	7,756	247,959
Doximity Cl. A [1]	94,745	3,299,021
†Inspire Medical Systems [1]	3,000	548,010
NextGen Healthcare [1]	16,194	282,424
Simulations Plus [2,3]	73,658	3,633,549
		8,010,963
LIFE SCIENCES TOOLS & SERVICES - 3.3%
Azenta [1],[2],[3]	219,100	15,797,110
Bio-Techne [2,3]	12,413	4,302,842
Harvard Bioscience [1]	102,050	367,380
†Maravai LifeSciences Holdings Cl. A [1]	299,245	8,501,550
†NeoGenomics [1]	41,750	340,262
†Repligen Corporation [1]	80,019	12,995,086
†Stevanato Group	556,854	8,803,862
		51,108,092

PHARMACEUTICALS - 1.1%
Amphastar Pharmaceuticals [1]	11,683	406,452
Cara Therapeutics [1]	100,548	918,003
Collegium Pharmaceutical [1]	50,221	889,916
Corcept Therapeutics [1]	277,446	6,597,666
Harmony Biosciences Holdings [1]	84,370	4,114,725
Innoviva [1]	73,277	1,081,568
Prestige Consumer Healthcare [1]	65,637	3,859,456
		17,867,786
Total (Cost $156,504,555)		171,974,209

INDUSTRIALS – 25.2%
AEROSPACE & DEFENSE - 1.9%
Aerojet Rocketdyne Holdings [1]	17,604	714,722
AeroVironment [1]	2,650	217,830
Ducommun [1,2]	79,100	3,404,464
HEICO Corporation [2]	51,030	6,691,054
HEICO Corporation Cl. A [2]	68,333	7,200,932
Magellan Aerospace	893,092	5,210,629
National Presto Industries	5,680	372,835
Park Aerospace	91,470	1,167,157
Virgin Galactic Holdings [1,2,3]	161,918	974,746
Woodward [2]	48,500	4,485,765
		30,440,134
AIR FREIGHT & LOGISTICS - 0.9%
Forward Air [2],[3]	152,770	14,048,729

40 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AIRLINES - 0.1%
Hawaiian Holdings [1]	24,592	$351,912
Sun Country Airlines Holdings [1]	92,700	1,700,118
		2,052,030
BUILDING PRODUCTS - 2.2%
†Advanced Drainage Systems	36,852	3,319,260
Apogee Enterprises	7,672	300,896
Builders FirstSource [1]	73,775	3,961,717
Carlisle Companies	4,600	1,097,606
CSW Industrials	40,000	4,121,200
Gibraltar Industries [1]	10,290	398,737
†Hayward Holdings [1]	171,400	2,466,446
Insteel Industries [2]	29,092	979,528
Quanex Building Products	13,749	312,790
†Resideo Technologies [1]	26,864	521,699
Simpson Manufacturing [2]	39,400	3,964,034
UFP Industries	75,486	5,143,616
Zurn Elkay Water Solutions	296,610	8,079,656
		34,667,185
COMMERCIAL SERVICES & SUPPLIES - 2.0%
ABM Industries [2]	27,235	1,182,543
Brady Corporation Cl. A	19,553	923,684
CompX International Cl. A	211,100	4,895,409
Deluxe Corporation	10,418	225,758
†Driven Brands Holdings [1]	382,785	10,541,899
Healthcare Services Group	54,747	953,145
Heritage-Crystal Clean [1,2]	110,056	2,967,110
HNI Corporation	24,746	858,439
†IAA [1]	158,730	5,201,582
Kimball International Cl. B	74,600	572,182
Ritchie Bros. Auctioneers [2]	35,200	2,290,112
VSE Corporation	21,500	807,970
		31,419,833
CONSTRUCTION & ENGINEERING - 3.3%
APi Group [1]	425,300	6,366,741
Arcosa [2]	210,047	9,752,482
Comfort Systems USA [2,3]	16,715	1,389,852
EMCOR Group	19,700	2,028,312
Great Lakes Dredge & Dock [1]	25,917	339,772
IES Holdings [1,2,3]	353,099	10,652,997
Infrastructure & Energy Alternatives [1]	600,000	4,818,000
MYR Group [1]	13,131	1,157,235
Northwest Pipe [1]	6,699	200,568
Valmont Industries [2]	64,861	14,569,727
		51,275,686
ELECTRICAL EQUIPMENT - 0.8%
AZZ	20,000	816,400
Encore Wire	19,488	2,025,193
GrafTech International	59,744	422,390
LSI Industries	551,857	3,404,958
Powell Industries	58,881	1,376,049
Preformed Line Products	73,300	4,507,950
		12,552,940
MACHINERY - 7.4%
Alamo Group	2,183	254,167
Allison Transmission Holdings	6,591	253,424
ATS Automation Tooling Systems [1]	17,150	470,985
CIRCOR International [1]	294,801	4,831,788
Crane Holdings	1,906	166,889

†Douglas Dynamics	10,763	309,329
†ESAB Corporation [2]	176,400	7,717,500
ESCO Technologies [2]	66,400	4,539,768
Franklin Electric [2,3]	74,800	5,479,848
Helios Technologies [2]	173,214	11,475,428
Hillenbrand [2]	38,626	1,582,121
Hillman Solutions [1]	50,000	432,000
Hurco Companies	4,500	111,330
John Bean Technologies [2],[3]	140,341	15,496,453
Kadant [2]	133,284	24,304,337
Lincoln Electric Holdings [2]	48,400	5,970,624
Lindsay Corporation [2]	112,000	14,875,840
Middleby Corporation (The) [1]	1,700	213,112
Miller Industries	37,990	861,233
Mueller Industries [2,3]	36,494	1,944,765
Nordson Corporation [2,3]	15,796	3,197,742
RBC Bearings [1]	1,410	260,780
†SPX Corporation [1]	19,968	1,055,109
Standex International	4,375	370,913
Tennant Company [2]	80,500	4,769,625
Watts Water Technologies Cl. A [2]	55,000	6,756,200
		117,701,310
MARINE - 0.1%
Kirby Corporation [1]	4,230	257,353
Matson	13,755	1,002,465
		1,259,818
PROFESSIONAL SERVICES - 4.0%
CBIZ [1]	7,900	315,684
Exponent [2]	89,495	8,186,108
Forrester Research [1,2,3]	246,982	11,815,619
Heidrick & Struggles International	22,177	717,648
Jacobs Engineering Group [2,3]	33,500	4,258,855
KBR [2]	553,500	26,783,865
Kelly Services Cl. A	29,079	576,636
Korn Ferry [2]	85,045	4,934,311
ManTech International Cl. A	7,841	748,423
Upwork [1]	270,000	5,583,600
		63,920,749
ROAD & RAIL - 1.4%
ArcBest	11,011	774,844
Hertz Global Holdings [1]	5,000	79,200
Landstar System [2],[3]	105,622	15,359,551
XPO Logistics [1,2]	104,520	5,033,683
		21,247,278
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Air Lease Cl. A [2]	125,583	4,198,240
Applied Industrial Technologies	2,453	235,905
Boise Cascade [2]	27,172	1,616,462
Distribution Solutions Group [1]	17,853	917,466
†Fortress Transportation and Infrastructure Investors Cl. A	36,850	712,679
†Hudson Technologies [1]	36,500	274,115
MSC Industrial Direct Cl. A	3,723	279,635
NOW [1]	90,344	883,564
SiteOne Landscape Supply [1,2]	25,000	2,971,750
Transcat [1]	93,320	5,301,509
		17,391,325
Total (Cost $290,003,301)		397,977,017

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 18.3%
COMMUNICATIONS EQUIPMENT - 1.0%
Calix [1]	329,294	$11,242,097
Clearfield [1]	10,000	619,500
Digi International [1]	63,514	1,538,309
Extreme Networks [1]	87,032	776,326
NETGEAR [1]	10,472	193,941
NetScout Systems [1]	33,497	1,133,874
		15,504,047
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.0%
Belden	4,807	256,069
Benchmark Electronics	15,330	345,845
Cognex Corporation [2]	226,600	9,635,032
CTS Corporation	29,861	1,016,767
Fabrinet [1,2,3]	121,783	9,876,601
FARO Technologies [1,2]	321,647	9,916,377
II-VI [1]	5,866	298,873
IPG Photonics [1]	51,100	4,810,043
Kimball Electronics [1]	33,875	680,887
Littelfuse [2,3]	25,555	6,491,992
Luna Innovations [1]	91,500	533,445
Methode Electronics [2]	19,011	704,167
†Mirion Technologies Cl. A [1]	125,000	720,000
National Instruments [2]	271,050	8,464,892
nLIGHT [1,2]	213,752	2,184,545
PAR Technology [1,2,3]	315,239	11,818,310
Plexus Corporation [1]	4,155	326,168
Richardson Electronics [6]	711,475	10,430,224
Rogers Corporation [1]	2,300	602,807
Sanmina Corporation [1]	44,967	1,831,506
Teledyne Technologies [1]	2,100	787,731
TTM Technologies [1,2]	496,400	6,205,000
Vishay Precision Group [1]	23,370	680,768
Vontier Corporation	281,285	6,466,742
		95,084,791
IT SERVICES - 1.3%
Computer Services [4]	177,625	6,545,481
Computer Task Group [1]	67,110	574,462
CSG Systems International [2]	23,101	1,378,668
EVERTEC	30,375	1,120,230
Hackett Group (The) [2]	297,430	5,642,247
Repay Holdings Cl. A [1]	144,081	1,851,441
Shift4 Payments Cl. A [1]	540	17,852
Unisys Corporation [1,2,3]	360,000	4,330,800
		21,461,181
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
Ambarella [1]	6,500	425,490
Axcelis Technologies [1]	13,500	740,340
AXT [1]	88,100	516,266
Camtek [1]	26,300	653,818
Cirrus Logic [1],[2],[3]	230,300	16,705,962
CMC Materials [2,3]	5,700	994,593
Cohu [1]	41,130	1,141,357
CyberOptics Corporation [1]	16,900	590,486
Diodes [1,2,3]	154,750	9,992,207
Entegris [2,3]	7,500	690,975
FormFactor [1]	455,772	17,652,050
Impinj [1,2]	49,945	2,930,273
Kulicke & Soffa Industries [2]	145,001	6,207,493
MKS Instruments	189,409	19,439,046
Nova [1,2]	44,250	3,917,452
NVE Corporation	6,400	298,368
Onto Innovation [1,2]	136,109	9,492,242
Photronics [1]	208,544	4,062,437
Power Integrations	105,495	7,913,180
Rambus [1]	323,890	6,960,396
SiTime Corporation [1]	43,827	7,145,116
SMART Global Holdings [1]	17,583	287,834
Ultra Clean Holdings [1]	27,277	812,036
		119,569,417
SOFTWARE - 1.9%
Agilysys [1]	16,600	784,682
†Avalara [1]	161,400	11,394,840
ChannelAdvisor Corporation [1]	25,129	366,381
Consensus Cloud Solutions [1]	36,488	1,593,796
†Cvent Holding Corp. [1]	100,000	462,000
Descartes Systems Group (The) [1]	8,000	496,480
Digital Turbine [1]	42,000	733,740
Dolby Laboratories Cl. A	4,500	322,020
E2open Parent Holdings Cl. A [1]	100,000	778,000
Everbridge [1]	60,000	1,673,400
InterDigital	8,311	505,309
Momentive Global [1,2]	135,000	1,188,000
PagerDuty [1]	240,500	5,959,590
Progress Software	100	4,530
†Sprout Social Cl. A [1]	7,000	406,490
Teradata Corporation [1]	19,018	703,856
Upland Software [1]	100,000	1,452,000
Xperi Holding Corporation [2]	56,957	821,889
		29,647,003
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%
Avid Technology [1,2]	296,670	7,698,586
†Stratasys [1]	21,000	393,540
		8,092,126
Total (Cost $269,580,662)		289,358,565

MATERIALS – 9.5%
CHEMICALS - 5.3%
AdvanSix	25,628	857,000
American Vanguard [2]	192,240	4,296,564
Aspen Aerogels [1]	42,900	423,852
Chase Corporation [2,3]	49,829	3,877,195
Element Solutions [2]	988,373	17,593,039
FutureFuel Corporation	150,954	1,098,945
Hawkins [2]	154,940	5,582,488
Huntsman Corporation	17,800	504,630
Innospec [2],[3]	157,948	15,129,839
Minerals Technologies [2]	206,822	12,686,462
NewMarket Corporation	8,000	2,407,680
Quaker Chemical	118,189	17,671,619
Rayonier Advanced Materials [1]	133,782	350,509
Tredegar Corporation	130,300	1,303,000
Trinseo	13,272	510,441
		84,293,263
CONTAINERS & PACKAGING - 0.0%
Graphic Packaging Holding Company	14,103	289,112
Silgan Holdings	7,187	297,182
		586,294

42 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING - 3.5%
Alamos Gold Cl. A	2,195,500	$15,401,930
Gold Fields ADR	320,000	2,918,400
Haynes International [2]	120,705	3,955,503
Hecla Mining	321,300	1,259,496
IAMGOLD Corporation [1]	500,000	805,000
Major Drilling Group International [1]	1,662,991	11,666,259
Materion Corporation	25,000	1,843,250
†Newcrest Mining	33,909	475,232
Reliance Steel & Aluminum [2,3]	38,000	6,454,680
SunCoke Energy	134,564	916,381
TimkenSteel Corporation [1]	47,111	881,447
VanEck Junior Gold Miners ETF	155,500	4,976,000
Warrior Met Coal	31,583	966,756
Worthington Industries [2]	64,300	2,835,630
		55,355,964
PAPER & FOREST PRODUCTS - 0.7%
Clearwater Paper [1,2]	7,637	256,833
Glatfelter Corporation	261,831	1,801,397
Louisiana-Pacific	83,800	4,391,958
Stella-Jones	113,150	2,856,879
†Sylvamo Corporation [2]	31,278	1,022,165
		10,329,232
Total (Cost $122,266,408)		150,564,753

REAL ESTATE – 4.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
Equity Commonwealth [1]	12,000	330,360
New York REIT [1,5]	15,000	167,400
		497,760
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.3%
Anywhere Real Estate [1]	51,538	506,619
Colliers International Group	123,540	13,553,573
Cushman & Wakefield [1]	40,706	620,360
†DigitalBridge Group Cl. A [1]	917,380	4,476,814
Douglas Elliman	71,026	340,215
FirstService Corporation	126,355	15,314,226
FRP Holdings [1,2]	76,558	4,620,275
Kennedy-Wilson Holdings [2]	647,848	12,270,241
Marcus & Millichap [2]	216,829	8,020,505
St. Joe Company (The) [2,3]	78,800	3,117,328
Tejon Ranch [1,2]	313,818	4,870,455
		67,710,611
Total (Cost $50,028,795)		68,208,371

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Chesapeake Utilities [2]	6,005	777,948
WATER UTILITIES - 0.0%
American States Water	6,010	489,875
Total (Cost $1,259,987)		1,267,823

TOTAL COMMON STOCKS
(Cost $1,367,372,324)		1,590,130,901

WARRANTS – 0.0%
HEALTH CARE – 0.0%
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Cano Health (Warrants) [1]	49,999	33,999
(Cost $237,495)		33,999

REPURCHASE AGREEMENT– 4.0%
Fixed Income Clearing Corporation, 0.24% dated 6/30/22, due 7/1/22, maturity value $62,486,201 (collateralized by obligations of various U.S. Government Agencies, 1.875% due 2/28/27, valued at $63,735,509)
(Cost $62,485,785)		62,485,785

TOTAL INVESTMENTS – 104.5%
(Cost $1,430,095,604)		1,652,650,685

LIABILITIES LESS CASH AND OTHER ASSETS – (4.5)%		(71,050,395)

NET ASSETS – 100.0%		$1,581,600,290

ADR – American Depository Receipt

† New additions in 2022.

1 Non-income producing.

2 All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2022. Total market value of pledged securities as of June 30, 2022, was $139,569,529.

3 As of June 30, 2022, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement in the aggregate amount of $53,226,499. See Notes to Financial Statements.

4 These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

5 Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

6 As of June 30, 2022, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2022, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,432,535,879. As of June 30, 2022, net unrealized appreciation for all securities was $220,114,806 consisting of aggregate gross unrealized appreciation of $387,948,593 and aggregate gross unrealized depreciation of $167,833,787. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 43

Royce Value Trust	June 30, 2022 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies	$1,579,734,676
Affiliated Companies	10,430,224
Repurchase agreements (at cost and value)	62,485,785
Cash	211,048
Foreign currency (cost $69,977)	70,119
Receivable for investments sold	1,693,560
Receivable for dividends and interest	939,650
Prepaid expenses and other assets	842,570
Total Assets	1,656,407,632
LIABILITIES:
Revolving credit agreement	70,000,000
Payable for investments purchased	3,270,206
Payable for investment advisory fee	1,035,584
Payable for directors’ fees	54,948
Payable for interest expense	138,250
Accrued expenses	308,354
Total Liabilities	74,807,342
Net Assets	$1,581,600,290
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 107,956,710 shares outstanding (150,000,000 shares authorized)	$1,354,031,469
Total distributable earnings (loss)	303,098,165
Quarterly distributions	(75,529,344)
Net Assets (net asset value per share - $14.65)	$1,581,600,290
Investments at identified cost - Non-Affiliated Companies	$1,362,212,084
Investments at identified cost - Affiliated Companies	5,397,735

44 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2022 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$12,092,782
Affiliated Companies	85,377
Foreign withholding tax	(219,043)
Interest	11,082
Rehypothecation income	40,576
Total income	12,010,774
EXPENSES:
Investment advisory fees	7,376,756
Interest expense	572,519
Administrative and office facilities	414,378
Stockholder reports	187,859
Custody and transfer agent fees	129,901
Directors’ fees	92,463
Professional fees	81,970
Other expenses	133,169
Total expenses	8,989,015
Net investment income (loss)	3,021,759
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	45,316,130
Foreign currency transactions	159,976
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(572,503,967)
Investments in Affiliated Companies	811,082
Other assets and liabilities denominated in foreign currency	(6,455)
Net realized and unrealized gain (loss) on investments and foreign currency	(526,223,234)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(523,201,475)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 45

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/22 (UNAUDITED)	YEAR ENDED 12/31/21

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,021,759	$4,526,785
Net realized gain (loss) on investments and foreign currency	45,476,106	179,428,445
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(571,699,340)	177,796,184
Net increase (decrease) in net assets from investment operations	(523,201,475)	361,751,414
DISTRIBUTIONS:
Total distributable earnings	(75,529,344)	(172,565,714)
Total distributions	(75,529,344)	(172,565,714)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	30,460,838	72,078,375
Total capital stock transactions	30,460,838	72,078,375
Net Increase (Decrease) In Net Assets	(568,269,981)	261,264,075
NET ASSETS:
Beginning of period	2,149,870,271	1,888,606,196
End of period	$1,581,600,290	$2,149,870,271

46 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2022 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(523,201,475)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(643,281,296)
Proceeds from sales and maturities of long-term investments	641,950,732
Net purchases, sales and maturities of short-term investments	44,091,783
Net (increase) decrease in dividends and interest receivable and other assets	165,580
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(829,283)
Net change in unrealized appreciation (depreciation) on investments	571,692,885
Net realized gain (loss) on investments	(45,316,130)
Net cash provided by operating activities	45,272,796
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $30,460,838)	(45,068,506)
Net cash used for financing activities	(45,068,506)
INCREASE (DECREASE) IN CASH:	204,290
Cash and foreign currency at beginning of period	76,877
Cash and foreign currency at end of period	$281,167

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2022, the Fund paid $503,940 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Semiannual Report to Stockholders | 47

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/22
	(UNAUDITED)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net Asset Value, Beginning of Period	$20.29	$18.52	$16.58	$13.73	$17.50	$15.85
INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.04 [1]	0.03	0.11	0.18	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(4.94)	3.46	3.02	3.90	(2.46)	2.74
Net increase (decrease) in net assets from investment operations	(4.91)	3.50	3.05	4.01	(2.28)	2.87
DISTRIBUTIONS:
Net investment income	(0.02)[2]	(0.02)	(0.09)	(0.11)	(0.19)	(0.13)
Net realized gain on investments and foreign currency	(0.68)[2]	(1.65)	(0.95)	(0.99)	(1.07)	(1.03)
Return of capital	(0.01)[2]	–	–	–	–	–
Total distributions	(0.71)	(1.67)	(1.04)	(1.10)	(1.26)	(1.16)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.06)	(0.07)	(0.06)	(0.06)	(0.06)
Effect of rights offering					(0.17)
Total capital stock transactions	(0.02)	(0.06)	(0.07)	(0.06)	(0.23)	(0.06)
Net Asset Value, End of Period	$14.65	$20.29	$18.52	$16.58	$13.73	$17.50
Market Value, End of Period	$13.97	$19.59	$16.14	$14.77	$11.80	$16.17
TOTAL RETURN:[3]
Net Asset Value	(24.39)%[4]	19.97%	21.85%	30.46%	(14.45)%	19.31%
Market Value	(25.32)%[4]	32.91%	19.20%	35.23%	(20.43)%	30.49%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	0.80%[6]	1.02%	1.15%	0.49%	0.42%	0.43%
Other operating expenses	0.18%[6]	0.13%	0.19%	0.27%	0.21%	0.22%
Total expenses (net)	0.98%[6]	1.15%	1.34%	0.76%	0.63%	0.65%
Expenses excluding interest expense	0.92%[6]	1.11%	1.26%	0.61%	0.52%	0.54%
Expenses prior to balance credits	0.98%[6]	1.15%	1.34%	0.76%	0.63%	0.65%
Net investment income (loss)	0.33%[6]	0.21%[1]	0.16%	0.69%	1.06%	0.80%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,581,600	$2,149,870	$1,888,606	$1,628,039	$1,304,107	$1,480,449
Portfolio Turnover Rate	34%	44%	36%	30%	28%	19%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2359%	3171%	2798%	2426%	2998%	2215%
Asset coverage per $1,000	$23,594	$31,712	$27,980	$24,258	$29,980	$22,149

1 A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 per share and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.

2 Amounts are subject to change and recharacterization at year end.

3 The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

4 Not annualized

5 The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6- month basis for the six months ended 6/30/22, and a 12-month basis for the years shown.

6 Annualized

48 | 2022 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and/or foreign securities that were fair valued are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,575,751,764	$13,379,577	$999,560	$1,590,130,901
Warrants	33,999	–	–	33,999
Repurchase Agreement	–	62,485,785	–	62,485,785

2022 Semiannual Report to Stockholders | 49

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/21	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/22
Common Stocks	$171,750	$ –	$4,350	$ 0	$832,160	$999,560
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2022 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

50 | 2022 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 2,007,922 and 3,976,091 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2022 and the year ended December 31, 2021, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2022, the market value of eligible securities pledged as collateral was approximately 1.99 times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of June 30, 2022, the Fund has outstanding borrowings of $70,000,000. During the six-month period ended June 30, 2022, the Fund had an average daily loan balance of $70,000,000 at a weighted average borrowing cost of 1.63%. The maximum loan balance outstanding during the six-month period ended June 30, 2022, was $70,000,000. As of June 30, 2022, the aggregate value of rehypothecated securities was $53,226,499. During the six-month period ended June 30, 2022, the Fund earned $40,576 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for

2022 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 2022, the Fund’s investment performance ranged from 8% below to 3% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $8,204,965 and a net downward adjustment of $828,209 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2022, the Fund expensed Royce investment advisory fees totaling $7,376,756.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $642,074,766 and $624,573,566, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the six months ended June 30, 2022, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$10,480,305	$1,757,859	$(826,056)

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the 1940 Act, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2022:

AFFILIATED COMPANY [1]	SHARES 12/31/21	MARKET VALUE 12/31/21	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/22	MARKET VALUE 6/30/22
INFORMATION TECHNOLOGY - 0.7%			–	–	–	$811,082	$85,377	711,475	$10,430,224
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.7%
Richardson Electronics [2]	711,475	$9,619,142
		$9,619,142			–	$811,082	$85,377		$10,430,224

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.
[2]	As of June 30, 2022, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

52 | 2022 Semiannual Report to Stockholders

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
6/30/22		$8,975		1,425	$14,464	$12,711

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Year-to-Date distribution total $0.46		9.243	724
6/30/22		$8,900		15,114	$142,827	$126,353

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2 Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

3 Includes a return of capital.

2022 Semiannual Report to Stockholders | 53

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Year-to-Date distribution total $0.71		15.201	1,462
6/30/22		$53,211		32,443	$475,290	$453,229

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2 Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

3 Includes a return of capital.

4 Includes Royce Global Value Trust spin-off of $1.40 per share.

54 | 2022 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2022.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2022. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2022 Semiannual Report to Stockholders | 55

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director1, President

Age: 57 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 73 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 59 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Director

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002)

G. Peter O’Brien, Director

Age: 76 | Number of Funds Overseen: 75 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 59 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director

Age: 64 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 54 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 60 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 56 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 55 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 51 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest. com or by calling (800) 221-4268.

56 | 2022 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements

At meetings held on June 9-10, 2022, the Board of Directors (each, a “Board” and collectively, the “Boards”), including all of the non-interested directors, of each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”) approved the continuation of the investment advisory agreement between Royce & Associates, LP (“Royce”) and the relevant Fund (each, an “Agreement” and collectively, the “Agreements”). In reaching these decisions, each Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each of the Funds with other funds in its “peer group”, information regarding the past performance of each Fund and other registered investment companies managed by Royce and a memorandum outlining the legal duties of each Board prepared by independent legal counsel to the non-interested directors. Royce also provided each Board with an analysis of its profitability with respect to providing investment advisory services to the relevant Fund. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the relevant Fund. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services Royce receives and other direct and indirect benefits to Royce and its affiliates, from their relationship with the relevant Fund. The Boards also met throughout the year with investment advisory personnel from Royce. Each Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff. Each Board, in its deliberations, recognized that, for many of the relevant Fund’s stockholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund stockholders between Royce and the relevant Fund. In considering factors relating to the approval of the continuance of the Agreement for each Fund, the non-interested directors received assistance and advice from, and met separately with, their independent legal counsel. While continuation of each Agreement was considered at the same Board meetings, the Boards considered the circumstances and interests of each Fund separately. Among other factors, the Boards noted that they considered the following:

The nature, extent and quality of services provided by Royce

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Agreement for the relevant Fund: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing the relevant Fund, other closed-end funds, and open-end mutual funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent (and, in this regard, considered the effort and resources Royce had committed to acquiring portfolio management, research, and analytical talent during the preceding few years); and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each fund that they manage. Each Board reviewed the services that Royce provides to the relevant Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the Administration Agreement between Royce and the relevant Fund. Each Board determined that the services to be provided to the relevant Fund by Royce would be the same as those that Royce previously provided to such Fund. The Boards also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Each Board concluded that the investment advisory services provided by Royce to the relevant Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for the relevant Fund.

Investment performance of the Funds and Royce

Royce generally emphasizes a risk-averse approach in managing funds. In light of that approach, each Board believes that risk-adjusted performance continues to be the most appropriate measure of the relevant Fund’s investment performance. One measure of risk-adjusted performance the Boards use have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than ten full calendar years of performance because its inception date was October 18, 2013.

Following a 2020 that was fraught with volatility and extremes as a result of the COVID-19 pandemic, the Boards noted that 2021 was a year of decelerating optimism for many small-cap investors, as performance momentum slowed as the weeks passed between April and December. After beginning the year with a 12.7% increase in the first quarter, the small-cap Russell 2000 Index gained only 1.9% from the second through the fourth quarter of 2021. When all was said and done, the small-cap index was up 14.8% for the calendar year. Within the small-cap market, the Board noted that small-cap value stocks outperformed small-cap growth stocks (rising 28.3% and 2.8%, respectively) over the period.

It was noted that Royce Value Trust, Inc. (“RVT”) ranked within the 2nd Sharpe Ratio quartile in its Morningstar category for both the 3- and 5-year periods ended December 31, 2021, and ranked within the 4th and 3rd Sharpe Ratio quartiles in its Morningstar category for the 1- and 10-year periods, respectively, ended December 31, 2021. It was also noted that RGT’s Sharpe Ratio placed it in the 2nd Sharpe Ratio quartile within its Morningstar category for each of the 1-, 3-, and 5-year periods ended December 31, 2021. It was further noted that noted that Royce Micro-Cap Trust, Inc. (“RMT”) ranked within the 2nd Sharpe Ratio quartile in its Morningstar category for both the 3- and 5-year periods ended December 31, 2021, and ranked within the 4th and 3rd Sharpe Ratio quartiles in its Morningstar category for the 1- and 10-year periods, respectively, ended December 31, 2021.

The Boards noted that a large portion of the post-2008 market period and, with respect to RGT, a large portion of its existence, was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities)

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Board Approval of Investment Advisory Agreements (continued)

generally outperformed the companies with more conservative balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital and cyclical companies generally favored by the Funds. In addition, the use of leverage by RVT and RMT through preferred stock (prior to November 15, 2012) and borrowings resulted in higher volatility and worse down-market performance.

In addition to each Fund’s relative risk–adjusted performance, the Boards also reviewed and considered the absolute total returns and down-market performance for each Fund and the long-term performance records of each of RVT and RMT for periods of 10 years and longer. The Boards further noted that Royce manages a number of funds that invest in micro-cap and small-cap issuers, many of which had outperformed their benchmark indices and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions that followed the 2008 financial crisis as well as in more recent periods, as referenced above. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing micro-cap and small-cap securities to manage the relevant Fund. Each Board determined that Royce continues to be an appropriate investment adviser for the relevant Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund

Each Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with the relevant Fund. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to the relevant Fund and concluded that Royce’s allocations were reasonable. Each Board concluded that Royce’s profits with respect to the relevant Fund during the year ended December 31, 2021, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is, in any event, difficult to measure and directly assess, each Board considered whether there have been economies of scale in respect of the management of the relevant Fund, whether the relevant Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Boards noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Boards noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for the relevant Fund is reasonable, that stockholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand), and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

Each Board reviewed the investment advisory fee paid by the relevant Fund and compared both the services to be rendered and the fees to be paid under the relevant Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Broadridge. With respect to RVT, its Board noted that, although the effective investment advisory fee rate of RVT was substantially higher than the median of its Broadridge-assigned peers in 2021, the investment advisory fee paid by RVT in 2021 was subject to a net upward adjustment because its investment performance exceeded that of the S&P 600 SmallCap Index during the trailing 60-month periods for 2021. With respect to RGT, its Board noted that, although the effective investment advisory fee rate paid by RGT was 4 basis points higher than the median of its Broadridge-assigned peers in 2021, its assigned peer group consisted of only 8 other funds. With respect to RMT, its Board noted that the effective investment advisory fee rate of RMT was equal to the median of its Broadridge-assigned peers in 2021, despite the investment advisory fee paid by RMT being subject to a net upward adjustment in 2021 due to its investment performance exceeding that of the Russell 2000 Index during the trailing 36-month periods in 2021.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The RVT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RVT for the benefit of its long-term common stockholders. The RVT Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires Royce to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Therefore, instead of receiving a set fee regardless of its performance, Royce is penalized for poor performance. Although RVT’s net annual operating expense ratio of 1.15% placed it in the 3rd quartile within its Broadridge-assigned peer group for 2021, its Board also noted that RVT’s investment advisory fee was subject to a net upward adjustment in 2021 due to its over-performance relative to the S&P 600 SmallCap Index during the trailing 60-month periods in 2021.

In the case of RMT, its Board noted that it had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continues to serve as an incentive to Royce to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net annual operating expense ratio of 1.20% was 5 basis points lower than the median of its Broadridge-assigned peer group and placed it in the 2nd quartile within such peer group for 2021, despite its investment advisory fee being subject to a net upward adjustment in 2021 due to its over-performance relative to the Russell 2000 during the trailing 36-month periods in 2021.

Finally, in the case of RGT, its Board noted that its net annual operating expense ratio of 1.39% placed it in the 3rd quartile within its Broadridge-assigned peer group for 2021, 28 basis points above its Broadridge-assigned peer group median. The Board noted that the Fund’s peer group was extremely small, consisting of only 8 additional funds, and that the completion of a tender offer in December 2020 substantially reduced the amount of net assets over which Fund expenses could be spread during the calendar year ended December 31, 2021, which helped to increase its net annual operating expense ratio.

The Boards also noted that Royce manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the

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Board Approval of Investment Advisory Agreements (continued)

extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Boards which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active share for RVT, RGT, and RMT were 84%, 98%, and 95%, respectively, for the calendar year ended December 31, 2021.

The Boards also considered fees charged by Royce to institutional and other clients and noted that, given the greater level of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.

No single factor was cited as determinative to the decision of the Boards. Rather, after weighing all of the considerations and conclusions discussed above, the entirety of each Board, including all of the non-interested directors, determined to approve the continuation of the Agreement for each Fund, concluding that continuation of the Agreement for each Fund is in the best interest of the stockholders of the relevant Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

2022 Semiannual Report to Stockholders | 59

Notes to Performance and Other Important Information

Notes to Performance

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2022, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2022, and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www. royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell Midcap Index consists of the 800 smallest publicly traded U.S. companies in the Russell 1000 Index. The Russell Midcap Value and Growth Indexes consist of the respective value and growth stocks within the Russell Midcap as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 1000 as determined by Russell Investments. Securities are weighted based on their style score. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The (Center for Research in Security Prices) CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. The purpose of the PMI is to provide information about current and future business conditions to company decision makers, analysts, and investors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2022 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Value Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities

60 | 2022 Semiannual Report to Stockholders

Notes to Performance and Other Important Information (continued)

of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Value Trust, Inc. (“RVT”). RVT normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Recent Adoption of Certain Operating Policies

A Fund’s fundamental investment policies may not be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 Act (the “1940 Act”)) of that Fund. The investment policies and limitations of a Fund that are not fundamental investment policies are referred to as operating policies and may be changed by a majority vote of the Board of Directors of the relevant Fund and without stockholder approval. Notwithstanding any fundamental investment policy that could be deemed to permit a Fund to enter into a “derivatives transaction” within the meaning of Rule 18f-4 under the 1940 Act, the Funds recently adopted operating policies that, effective as of August 19, 2022, prohibit the Funds from entering into any such “derivatives transaction,” including investing in options.

Primary Risks

As with any mutual fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in each Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.

To the extent a Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

Royce believes certain material ESG factors have the potential to contribute to a stock’s long-term performance, and therefore Royce may evaluate the potential impacts of ESG considerations when assessing a company’s financial condition and profitability. This analysis allows Royce’s portfolio managers to determine whether a company’s ESG practices pose a material financial risk or create an opportunity for investment. Consideration of ESG factors and risks is only one component of Royce’s assessment of potential investments and may not be a determinative factor in whether to invest in a company. The weight given to ESG factors may vary between Funds and across different types of investments, sectors, industries, regions, and issuers; ESG factors and weights considered may change over time; and not every ESG factor may be identified or evaluated for each security. In addition, Royce’s assessment of a company’s ESG factors may differ from that of institutional investors, third-party service

2022 Semiannual Report to Stockholders | 61

Notes to Performance and Other Important Information (continued)

providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data reports from issuers and/or third-party research providers. ESG factors are often not uniformly measured or defined, which could impact Royce’s ability to evaluate a company. While Royce views certain ESG factors as having the potential to contribute to a stock’s long-term performance, there is no guarantee of such results.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2022. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2021, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

62 | 2022 Semiannual Report to Stockholders

Results of Stockholders Meetings

Royce Value Trust, Inc.

At the 2021 Annual Meeting of Stockholders held on September 28, 2021, the Fund’s stockholders elected two Directors, consisting of:

Cecile B. Harper	VOTES FOR 54,527,954	VOTES WITHHELD 33,614,736
G. Peter O’Brien	54,476,603	33,666,087

Royce Micro-Cap Trust, Inc.

At the 2021 Annual Meeting of Stockholders held on September 28, 2021, the Fund’s stockholders elected two Directors, consisting of:

Cecile B. Harper	VOTES FOR 23,376,555	VOTES WITHHELD 14,201,508
G. Peter O’Brien	23,346,329	14,231,734

Royce Global Value Trust, Inc.

At the 2021 Annual Meeting of Stockholders held on September 28, 2021, the Fund’s stockholders elected two Directors, consisting of:

Cecile B. Harper	VOTES FOR 3,733,587	VOTES WITHHELD 991,567
G. Peter O’Brien	3,731,844	993,309

2022 Semiannual Report to Stockholders | 63

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64 | 2022 Semiannual Report to Stockholders

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ROYCE
Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 45+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including an
overview of our firm and Funds
(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar
Speak with a representative about:
• Your account, transactions, and forms
(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:
• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923

CE-REP-0622

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.		ROYCE VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 11, 2022		Date: August 11, 2022